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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

TOREADOR RESOURCES CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Toreador Resources Corporation

Notice of 2005
Annual Meeting
of Stockholders
and Proxy Statement

Please Complete, Sign, Date
And Return Your Proxy Promptly

Thursday, May 19, 2005
10:00 a.m.
Haynes and Boone, LLP
901 Main Street, 29th Floor
Dallas, Texas

Toreador Resources Corporation
4809 Cole Avenue, Suite 108, Dallas, Texas 75205
(214) 559-3933 (telephone), (214) 559-3945 (facsimile)

April 19, 2005

Dear Toreador Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Toreador Resources Corporation. The meeting will be held at 10:00 a.m. on Thursday, May 19, 2005, at the offices of our legal counsel, Haynes and Boone, LLP, 901 Main Street, 29th Floor, Dallas, Texas. Your Board of Directors and management look forward to greeting those of you able to attend in person.

•	You will find enclosed a Notice of Annual Meeting of Stockholders that identifies the proposals for your action.

•	At the meeting we will present a report on Toreador’s 2004 business results and on other matters of current interest to you.

•	You will find enclosed the 2004 Annual Report.

     Your vote is very important. The Board of Directors appreciates and encourages stockholder participation in Toreador’s affairs. Whether or not you can attend the meeting, please read the Proxy Statement carefully, then sign, date and return the enclosed proxy promptly in the envelope provided, so that your shares will be represented at the meeting.

     On behalf of the Board of Directors, thank you for your cooperation and continued support.

Sincerely,

John Mark McLaughlin
Chairman of the Board of Directors

TOREADOR RESOURCES CORPORATION
4809 Cole Avenue, Suite 108
Dallas, Texas 75205
(214) 559-3933

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Thursday, May 19, 2005

To Our Stockholders:

     The Annual Meeting of Stockholders of Toreador Resources Corporation, a Delaware corporation will be held on Thursday, May 19, 2005, at 10:00 a.m., Dallas, Texas time, at the offices of our legal counsel, Haynes and Boone, LLP, 901 Main Street, 29th Floor, Dallas, Texas, for the following purposes:

•	To elect members of the Board of Directors, whose terms are described in the proxy statement;

•	To approve the Toreador Resources Corporation 2005 Long-Term Incentive Plan; and

•	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only stockholders of record of common stock at the close of business on April 4, 2005, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     A record of Toreador’s activities is contained in the enclosed 2004 Annual Report to stockholders.

Dated: April 19, 2005

Sincerely,

John Mark McLaughlin
Chairman of the Board of Directors

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. IF YOU DO ATTEND THE ANNUAL MEETING IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THE PROMPT RETURN OF PROXIES WILL HELP TO ENSURE A QUORUM AND SAVE TOREADOR THE EXPENSE OF FURTHER SOLICITATION.

TOREADOR RESOURCES CORPORATION

i

ii

TOREADOR RESOURCES CORPORATION
4809 Cole Avenue, Suite 108
Dallas, Texas 75205
(214) 559-3933

PROXY STATEMENT

For Annual Meeting of Stockholders To Be Held on Thursday, May 19, 2005

GENERAL

     Your proxy is being solicited by the Board of Directors of Toreador Resources Corporation for use at the Annual Meeting of Stockholders of Toreador. The Annual Meeting will be held on Thursday, May 19, 2005, at 10:00 a.m., Dallas, Texas time, at the offices of our legal counsel, Haynes and Boone, LLP, 901 Main Street, 29th Floor, Dallas, Texas. This proxy statement and form of proxy are being sent to you on or about April 21, 2005.

     Toreador will bear the cost of soliciting proxies. We have retained Georgeson Shareholder Services, a proxy solicitation firm, to distribute broker search cards and to distribute this proxy statement, the attached form of proxy card and the 2004 Annual Report, for a fee of less than $7,000, plus certain out-of-pocket expenses. In addition, we have retained Georgeson Shareholder Services to solicit proxies for an estimated fee of $2,000, plus certain out-of-pocket expenses. Additionally, we may use our officers and employees to solicit proxies in person or by telephone, facsimile or similar means (any officers or employees soliciting proxies will not receive any extra compensation for their efforts). We may also reimburse brokers or other persons holding stock in their names or in the names of their nominees for their charges and expenses in forwarding proxies and proxy materials to the beneficial owners of such stock.

Proxies

     Shares represented by a proxy in the form provided to you with this proxy statement will be voted at the Annual Meeting in accordance with your directions. To be valid and counted at the Annual Meeting, you must properly sign, date and return the proxy card to us. If you do not provide any direction as to how to vote your shares, shares will be voted:

•	FOR the election of the eight nominees for directors named in the proxy card; and

•	FOR approval of the 2005 Long-Term Incentive Plan.

     Although the Board of Directors knows of no other business to come before the Annual Meeting, the persons named in the proxy card intend to vote on any such new matters in accordance with their best judgment. Adjournments or postponements of the Annual Meeting may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment may be made from time to time by approval of the holders of common stock representing a majority of the vote present in person or by proxy at the Annual Meeting, whether or not a quorum exists, without further notice other than by an announcement made at the Annual Meeting.

     You may revoke your proxy at anytime before it has been voted at the Annual Meeting by giving written notice of such revocation to the Secretary of Toreador, by filing with us a proxy card having a later date or by voting in person at the Annual Meeting.

Voting Procedures and Tabulation

     One-third of the shares of Common Stock entitled to vote, present in person at the Annual Meeting or represented by proxy at the Annual Meeting will constitute a quorum at the Annual Meeting. For purposes of the quorum and the discussion below regarding the votes necessary to take the requested stockholder action, (i) stockholders of record who are present at the Annual Meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the Annual Meeting, and (ii) stockholders of record who cause broker non-votes are considered stockholders who are present and entitled to vote and they are counted toward the quorum.

     Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. “Uninstructed shares” means shares held by a broker who has not received instructions from its customers on such matters and the broker has so notified us on a proxy form or has otherwise advised us that the broker lacks voting authority. “Broker non-votes” means the votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers’ instructions.

     Election of Directors. Assuming a quorum is present, directors are elected by a plurality of the votes of the shares represented in person or by proxy and entitled to vote. Votes may be cast in favor of or withheld with respect to each nominee. We will not count abstentions and broker non-votes for this purpose.

     Approval of 2005 Long-Term Incentive Plan. Assuming a quorum is present, approval of the 2005 Long-Term Incentive Plan requires the affirmative vote, in person or by proxy, of a majority of the votes cast. Abstentions are counted as votes cast, and therefore have the same effect as votes cast against the adoption of such plan. Broker non-votes are not considered to be votes cast, and have the effect of reducing the number of affirmative votes required to achieve a majority vote by reducing the total number of shares from which a majority is calculated.

     We will appoint one or more inspectors of election to act at the Annual Meeting and to make a written report on the voting. Prior to the Annual Meeting, the inspectors will sign an oath to perform their duties in an impartial manner and to the best of their abilities. The inspectors will ascertain the number of shares outstanding and the voting power of each of the shares, determine the shares represented at the Annual Meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law. The inspectors will tabulate the number of votes cast (i) for or withheld with respect to each nominee for director, (ii) for, against or abstaining with respect to the approval of the 2005 Long-Term Incentive Plan and (iii) for each other matter as may properly come before the Annual Meeting or any adjournment thereof.

Voting Securities

     Our only voting security outstanding and entitled to vote at this Annual Meeting is our common stock, par value $.15625 per share. Only the holders of record of common stock at the close of business on April 4, 2005, the record date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting. As of April 4, 2005, there were 14,050,197 shares of common stock outstanding and entitled to be voted at the meeting. Each share of common stock is entitled to one vote. The holders of our Series A-1 Convertible Preferred Stock, par value $1.00, are not entitled to vote in the election of directors. Unless the context otherwise requires, all references to “stockholders” in this proxy statement refer only to holders of common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of April 19, 2005, the beneficial ownership of common stock and Series A-1 Convertible Preferred Stock of the Company (the only equity securities of Toreador presently outstanding) by (i) each director and each nominee for director of Toreador, (ii) each person who was known to Toreador to be the beneficial owner of more than five percent of the outstanding shares of common stock and (iii) directors and executive officers of Toreador as a group (10 persons). G. Thomas Graves III, President and Chief Executive Officer since July 1998, Douglas W. Weir, Senior Vice President-Chief Financial Officer since February 1999, and Michael J. FitzGerald, Senior Vice President-Exploration and Operations since December 31, 2001 are currently the only executive officers of Toreador.

	Common Stock				Series A-1 Preferred Stock
	Beneficially Owned				Beneficially Owned
	Number of		Percent of		Number of		Percent of
	Shares		Class		Shares		Class
Thomas P. Kellogg, Jr.	36,000	(1)	*		–		–
John Mark McLaughlin	299,134	(2)	2.11	%(2)	–		–
Peter L. Falb	934,400	(3)	6.61	%(3)	–		–
G. Thomas Graves III	335,000	(4)	2.33	%(4)	–		–
William I. Lee	1,377,757	(5)	9.52	%(5)	51,000	(5)	70.83	%(5)
H.R. Sanders, Jr.	72,250	(6)	*		1,000	(6)	1.39	%(6)
David M. Brewer	1,621,456	(7)	11.29	%(7)	–		–
Herbert L. Brewer	392,610	(8)	2.76	%(8)	20,000	(8)	27.78	%(8)
Michael J. FitzGerald	73,103	(9)	*		–		–
Douglas W. Weir	87,000	(10)	*		–		–

All directors and officers as a group (10 persons)	5,288,710	(11)	33.50	%(11)	72,000	(12)	100.00	%(12)
Beneficial owners of 5% or more:
Wilco Properties, Inc., 4809 Cole Ave., Suite 107, Dallas, Texas 75205	1,377,757	(5)	9.52	%(5)	51,000	(5)	70.83	%(5)
Peter L. Falb, Edward Nathan Dane, Firethorn I Limited Partnership and Dane, Falb, Stone & Co., Inc. c/o Peter L. Falb, 33 Broad Street, Boston, Massachusetts 02109	934,400	(3)	6.61	%(3)	–		–
David M. Brewer and Joseph E. Griesedieck, III c/o The Madison Group, 590 Madison Avenue, 21st Floor, New York, NY 10022	1,621,456	(7)	11.29	%(7)	–		–

*	Less than one percent

(1)	Includes 10,000 shares of common stock that Mr. Kellogg has the right to acquire upon the exercise of options within 60 days of April 19, 2005.

(2)	Includes 115,000 shares of common stock that Mr. McLaughlin has the right to acquire upon the exercise of options within 60 days of April 19, 2005.

(3)	The beneficial ownership includes 209,200 shares of common stock owned directly and indirectly by Mr. Falb, and 60,000 shares of common stock that Mr. Falb has the right to acquire upon exercise of options within 60 days of April 19, 2005. Also includes 665,200 shares that Mr. Falb has shared voting and shared dispositive power with Firethorn I Limited Partnership, a Massachusetts limited partnership, and Dane, Falb, Stone & Co., Inc., a Massachusetts corporation. The information regarding Mr. Falb’s beneficial ownership of Toreador’s common stock is based on a Schedule 13D filed with the SEC on April 7, 1995 by Mr. Falb, as amended through Amendment No. 7 thereto filed on July 30, 1998, and the Form 4s filed by Mr. Falb through April 19, 2005.

(4)	Includes 300,000 shares of common stock that Mr. Graves has the right to acquire upon exercise of options within 60 days of April 19, 2005.

(5)	Includes 137,650 shares of common stock beneficially owned by Wilco Properties, Inc. (“Wilco”) and 1,240,107 shares of common stock beneficially owned by Mr. Lee. Mr. Lee and Wilco may be deemed to be acting in concert with respect to the shares of common stock beneficially owned by each. Shares of common stock beneficially owned by Mr. Lee include: (i) the 910,107 shares owned directly by Mr. Lee; (ii) 250,000 shares of common stock issuable to Mr. Lee upon conversion of the

Series A-1 Convertible Preferred Stock; and (iii) 80,000 shares of common stock which Mr. Lee has the right to acquire upon exercise of options within 60 days of April 19, 2005. Mr. Lee may be deemed to have shared voting power and shared dispositive power over (i) 68,900 shares of common stock owned by Wilco; and (ii) 68,750 shares of common stock issuable upon conversion of Series A-1 Convertible Preferred Stock issued to Wilco. The information regarding Mr. Lee’s and Wilco’s beneficial ownership of Toreador’s common stock is based on a Schedule 13D filed by Mr. Lee and Wilco with the SEC on June 2, 1997, as amended through Amendment No. 12 thereto filed on December 28, 2004, and the Form 4s filed by Mr. Lee through April 19, 2005.

(6)	Includes 45,000 shares of common stock which Mr. Sanders has the right to acquire upon exercise of options exercisable within 60 days of April 19, 2005, along with 6,250 shares of common stock with respect to which Mr. Sanders has the right to acquire upon conversion of shares of Series A-1 Convertible Preferred Stock. The information regarding Mr. Sanders’ ownership of common stock is based on the Form 4s filed by Mr. Sanders through April 19, 2005.

(7)	Includes (i) 1,266,261 shares of common stock held directly by Mr. David Brewer, (ii) 10,000 shares of common stock held by a profit sharing plan for Mr. David Brewer, (iii) 45,733 shares held directly by JD Associates, an investment joint venture formed by Messrs. David Brewer and Joseph E. Griesedieck, III, (iv) 219,962 shares of common stock issuable upon conversion of the second amended and restated convertible debenture issued by Madison Oil Company to PHD Partners, LP, a partnership controlled by Mr. David Brewer, (v) 5,000 shares of common stock held directly by Mr. Griesedieck’s children, and (vi) 74,500 shares of common stock with respect to which Mr. David Brewer has the right to acquire upon exercise of options within 60 days of April 19, 2005. Mr. David Brewer may be deemed to have sole voting and dispositive power over 1,570,723 shares of common stock and shared voting and dispositive power over 45,733 shares of common stock. Messrs. David Brewer and Griesedieck have expressly disclaimed beneficial ownership of any shares owned directly or indirectly by the other, except for the 45,733 shares held by JD Associates. Mr. David Brewer also disclaims beneficial ownership of shares of Toreador common stock owned directly or indirectly by Mr. Herbert Brewer. The information regarding the beneficial ownership of Toreador’s common stock of Messrs. David Brewer and Griesedieck is based on a Schedule 13D filed with the SEC on January 9, 2002, as amended by Messrs. David Brewer and Griesedieck through Amendment 4 thereto filed on December 28, 2004, the Form 4s filed by Mr. David Brewer through April 19, 2005, and the Form 4s filed by Mr. Griesedieck through April 19, 2005.

(8)	Includes (i) 222,610 shares of common stock held directly by Mr. Herbert Brewer, (ii) 45,000 shares of common stock with respect to which Mr. Herbert Brewer has the right to acquire upon exercise of options within 60 days of April 19, 2005, and (iii) 125,000 shares of common stock which may be acquired by Mr. Herbert Brewer upon conversion of the Series A-1 Convertible Preferred Stock of which 62,500 shares are beneficially owned through the Herbert L. and Paulyne Brewer 1992 Trust. Mr. Herbert Brewer may be deemed to have sole voting and dispositive power over 392,610 shares of common stock. Mr. Herbert Brewer has disclaimed beneficial ownership of any shares owned directly or indirectly by Mr. David Brewer and has advised Toreador that he also does not act in concert in any manner with Mr. David Brewer with respect to their investments in Toreador. The information regarding the beneficial ownership of Toreador’s common stock of Mr. Herbert Brewer is based on a Schedule 13D filed with the SEC, as amended by Mr. Herbert Brewer through Amendment 4 thereto file on December 28, 2004, and the Form 4s filed by Mr. Herbert Brewer through April 19, 2005.

(9)	Includes 51,000 shares of common stock that Mr. FitzGerald has the right to acquire beneficial ownership upon the exercise of options within 60 days of April 19, 2005.

(10)	Includes 85,000 shares of common stock that Mr. Weir has the right to acquire upon exercise of the options within 60 days of April 19, 2005.

(11)	Includes (i) 865,500 shares of common stock that are subject to stock options exercisable within 60 days of April 19, 2005, held by the ten directors and executive officers, (ii) 3,693,248 shares of Toreador common stock owned directly and indirectly by the group of ten, (iii) 450,000 shares of common stock assuming the conversion of the shares of Series A-1 Convertible Preferred Stock issued to Wilco, the Herbert L. and Paulyne Brewer 1992 Trust, and Messrs. Herbert Brewer, Sanders and Lee and (iv) 219,962 shares of common stock assuming the conversion of the second amended and restated convertible debenture issued by Madison Oil Company to PHD Partners.

(12)	Consists of the 72,000 shares of Series A-1 Convertible Preferred Stock issued to Wilco, the Herbert L. and Paulyne Brewer 1992 Trust and Messrs. Herbert Brewer, Sanders and Lee.

Except as otherwise indicated above, all shares shown in the above table are owned directly and the holder thereof has sole voting and investment power with respect to such shares.

PROPOSAL ONE:

ELECTION OF DIRECTORS

General

     The Board of Directors manages Toreador’s business and affairs, exercises all corporate powers, and establishes broad corporate policies. The bylaws currently provide that the Board of Directors will consist of not less than six nor more than fifteen directors, with the actual number determined from time to time by resolution of the Board of Directors. The Board of Directors has fixed the number of directors to be elected at the Annual Meeting at eight.

     Directors are elected by plurality vote, and cumulative voting is not permitted. If any nominee should become unavailable for election for any presently unforeseen reason, the persons designated as proxies will have full discretion to vote for another person designated by the Board of Directors. Proxies cannot be voted for a greater number of persons than the number of nominees for the office of director named herein. Directors are elected to serve until the next Annual Meeting of Stockholders and until their successors have been elected and qualified.

Nominees for Directors

     The eight nominees of the Board of Directors are named below. Each nominee has consented to serve as a director, if elected. The table below contains information regarding the nominees. All of the nominees are presently directors of Toreador and each was elected as a director at the 2004 Annual Meeting. Mr. Sanders was first elected as a director effective at the July 11, 2001 meeting of the Board of Directors. Pursuant to the terms of the merger agreement with Madison Oil Company, each of Messrs. Herbert L. Brewer and David M. Brewer was elected as a director by the Board of Directors upon the completion of the merger on December 31, 2001 with Madison Oil Company. Mr. McLaughlin was first elected as a director of Toreador in 1976. Mr. Kellogg was first elected as a director of Toreador in 1992. Messrs. Falb, Graves and Lee were first elected as directors of Toreador in 1998.

		PRINCIPAL OCCUPATION
NOMINEE	AGE	DURING PAST FIVE YEARS
Peter L. Falb	68	Principal of Dane, Falb, Stone & Co., Inc., a Boston-based registered investment advisor since 1977; Professor of Applied Mathematics, Brown University; presently the Managing Director of the F-Co. Holdings Companies.

G. Thomas Graves III	56	President and Chief Executive Officer of Toreador since July 1998. A director of Wilco Properties, Inc., a privately held oil and gas exploration company, from June 1997 to May 2003 and President of Wilco from June 1997 to June 2002. Another director, William I. Lee, is the Chairman of the Board and majority shareholder of Wilco. Mr. Graves served as managing partner of Lee Global Energy Fund, an investment limited partnership from October 1994 until January 2001. Until its dissolution on December 31, 2001, Lee Global Energy Fund was an affiliate of Toreador. He also served as an officer of Triton Energy Corporation (now Amerada Hess Corporation) (“Triton”), an international oil and gas exploration and production company, from 1986 to 1993.

Thomas P. Kellogg, Jr.	68	Consultant and private investor since 1992; He was a consultant for Ensign Oil & Gas, Inc. in 1990 and 1991; from 1960 to 1990, he served as Vice President of J. P. Morgan & Co., a commercial investment bank.

William I. Lee	78	Independent energy explorer and producer since 1952. In December 1992, he retired as President and Chief Executive Officer of Triton. In May 1995, he retired as Chairman and director of Triton. In 2000, he was appointed as a director of Madison Oil Company and served until he resigned on September 3, 2001. He is presently Chairman of the Board of Wilco.

John Mark McLaughlin	74	Chairman of the Board of Directors of Toreador. Since 1954, he has been and is currently an attorney in private practice in San Angelo, Texas. He is President of Double-M Ranch Ltd., a family-owned Texas limited partnership, and Chairman of the Board of Texas State Bank, San Angelo, Texas. He served as President of Toreador from April 1997 to July 1998.

		PRINCIPAL OCCUPATION
NOMINEE	AGE	DURING PAST FIVE YEARS
H.R. Sanders, Jr.	73	He was a director of Devon Energy Corporation from 1981 through 2000, and Executive Vice President of Devon Energy Corporation from 1981 through 1997. He was a Senior Vice President of RepublicBank Dallas, N.A. from 1970 to 1981. He was a director of Triton from 1977 to 1981. He is presently a director of Continental Resources, Inc., a private company.

Herbert L. Brewer	78	He co-founded Madison Oil Company in 1993, has been a director of Madison Oil Company since 1993, and effective July 12, 2001 became the Chief Executive Officer of Madison Oil Company until Madison Oil Company merged with Toreador on December 31, 2001. Prior to becoming Chief Executive Officer of Madison, he had been retired and formerly was the chairman and CEO of Triton Europe (a wholly-owned subsidiary of Triton) and a director and Senior Vice-President of Triton, responsible for worldwide exploration.

David M. Brewer	51	He co-founded Madison Oil Company in 1993, has been a director of Madison Oil Company since 1993, and was President of Madison Oil Company from 1993 to 2000. He has been an investor and entrepreneur since 2000. Formerly, he was an attorney with the New York firm of Cravath, Swaine & Moore and with Union Pacific Corporation.

     There is no family relationship between any of the nominees or between any nominee and any executive officer of Toreador, except that Mr. Herbert L. Brewer is Mr. David M. Brewer’s father.

     The Board of Directors has determined that each of Messrs. Falb, Kellogg, Lee, McLaughlin, Herbert Brewer, David Brewer and Sanders is an “independent director” pursuant to the Rule 4200(a)(15) of the NASD listing standards. The Board of Directors has further determined that Mr. Sanders, a member of the Audit Committee, is an “audit committee financial expert” as such term is defined in Item 401(h)(2) of Regulation S-K.

     The Board of Directors recommends a vote FOR the election of the nominees for director named above.

EXECUTIVE OFFICERS

     The executive officers of Toreador consist of:

•	Mr. G. Thomas Graves III, President and Chief Executive Officer since July 1998;

•	Mr. Douglas W. Weir, Senior Vice President-Chief Financial Officer since February 1999; and

•	Mr. Michael J. FitzGerald, Senior Vice President-Exploration and Production since December 31, 2001.

     Prior to his current position, Mr. Weir, 47, was Chief Financial Officer from 1996 until June 2002 of Wilco and was Controller of Wilco from 1991 to 1995. From February 1999 until June 2002, he served as Chief Financial Officer of both Toreador and Wilco. From January 1999 until he ceased to be the Chief Financial Officer of Wilco in June 2002, he did not receive payment for being the Chief Financial Officer of Wilco.

     Prior to his current position, Mr. FitzGerald, 54, had been Vice President-Exploration and Production for Madison Oil Company from 1993 through December 31, 2001. From 1978 to 1991, he was responsible for exploration in the North Sea, France and Holland for Triton.

     For the business background of Mr. Graves, who is a director of Toreador, see “Nominees for Directors” above.

BOARD OF DIRECTORS

     The Board of Directors held four regularly scheduled meetings and two special meetings during 2004. Each director attended at least 75% of such meetings and at least 75% of the meetings of the committees on which he served.

     A copy of the Corporate Governance Guidelines is available on our website at www.toreador.net.

Board Attendance Policy

     Toreador encourages all directors to attend Toreador’s Annual Meeting of Stockholders. For the Annual Meeting of Stockholders held in May 2004, four directors attended the Annual Meeting of Stockholders.

COMMITTEES

     Toreador’s Board of Directors has the following standing committees: Executive Committee, Audit Committee, Compensation Committee, Nominating Committee, Corporate Governance Committee and Investment Committee.

     Executive Committee. The Executive Committee is currently composed of Messrs. McLaughlin, Graves, Falb and David Brewer. The Executive Committee is permitted to discharge all the responsibilities of the Board of Directors in the management of the business and affairs of Toreador, except where action of the full Board of Directors is required by statute or by our certificate of incorporation. The Executive Committee held no meetings in 2004.

     Audit Committee. The Audit Committee is currently composed of Messrs. Sanders, McLaughlin, Kellogg and Herbert Brewer. All members of the Audit Committee are independent pursuant to Rule 4200(a)(15) of the NASD Listing Standards and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended. H.R. Sanders, Jr. is an Audit Committee Financial Expert, as that term is defined in Item 401(h)(2) of Regulation S-K. The Audit Committee held four meetings in 2004.

     A copy of the Audit Committee Charter is available on our website at www.toreador.net.

     The purpose of the Audit Committee is to overview (i) our accounting and financial reporting processes, (ii) the integrity of our financial statements and disclosures, (iii) our compliance with legal and regulatory requirements, (iv) the qualifications and independence of our independent auditing firm, (v) the performance of our internal audit function and independent auditor, (vi) our internal control systems, and (vii) our process for monitoring compliance with our Code of Ethical Conduct and Business Practices.

     The specific functions of the Audit Committee include: (i) selecting, evaluating, reviewing the independence of and approving services provided by the independent auditor, (ii) reviewing the conduct of the audit, (iii) resolving disagreements between our management and the independent auditor, (iv) reviewing critical accounting policies and practices and any proposed changes thereto, (v) reviewing Form 10-K and Form 10-Q prior to filing, and Toreador’s procedures with respect to press releases containing information regarding financial performance, (vi) overseeing Toreador’s internal audit function, (vii) reviewing and assessing the adequacy of Toreador’s internal control systems, (viii) overseeing compliance with the Code of Ethical Conduct and Business Practices, (ix) approving related party transactions, and (x) preparing the annual audit committee report. More information regarding the functions and performance by the Audit Committee and its membership is set forth in the “Report of Audit Committee,” included in this annual proxy statement.

     Compensation Committee. The Compensation Committee is currently composed of Messrs. McLaughlin, Falb, Lee and Sanders. All members of the Compensation Committee are independent, pursuant to the Rule 4200(a)(15) of the NASD listing standards, and are “non-employee directors,” as that term is defined in Rule 16-b(3) under the Exchange Act. The Compensation Committee held three meetings in 2004.

     A copy of the Compensation Committee Charter is available on our website at www.toreador.net.

     The purpose of the Compensation Committee is to assist the Board of Directors in discharging its responsibilities relating to executive compensation. Pursuant to its charter, the specific functions of the Compensation Committee include: (i) reviewing our compensation strategy; (ii) reviewing and making recommendations to the Board of Directors with respect to the base salary, incentive compensation, deferred compensation, stock options, performance units and other equity based awards for the Chief Executive Officer; (iii) consulting with the Chief Executive Officer to review and make recommendations to the Board of Directors with respect to the base salary, incentive compensation, deferred compensation, stock options, performance units and other equity based awards for the other executive officers; (iv) administering incentive and equity based plans in which the CEO and other executive officers may be participants; (v) reviewing and making recommendations to the Board of Directors regarding compensation paid to the directors; and (vi) preparing the annual report on compensation.

     Nominating Committee. The Nominating Committee is currently composed of Messrs. Lee, Falb, Sanders and David Brewer. The functions of the Nominating Committee include: (i) recommending to the Board of Directors the nominees for the Board of Directors; and (ii) recommending to the Board of Directors the nominees for the committees of the Board of Directors. The Nominating Committee held one meeting in 2004.

     A copy of the Nominating Committee Charter is available on our website at www.toreador.net.

     Corporate Governance Committee. The Corporate Governance Committee, formerly known as the Corporate Standards and Practices Committee, is currently composed of Messrs. Herbert Brewer, Falb, Graves and David Brewer. The function of the Corporate Governance Committee is to review and assess our Code of Ethical Conduct and Business Practices and the Corporate Governance Guidelines and recommend changes thereto to the Board of Directors. The Corporate Governance Committee held one meeting in 2004.

     A copy of the Corporate Governance Committee Charter is available on our website at www.toreador.net.

     Investment Committee. The Investment Committee is currently composed of Messrs. Falb, Graves, Herbert Brewer and Lee. The function of the Investment Committee is to review all current management investment practices and to evaluate and monitor all existing and proposed Toreador investments. The Investment Committee held no meetings in 2004.

NOMINATIONS TO THE BOARD OF DIRECTORS

Process of Identifying and Evaluating Director Nominees

     The Nominating Committee is responsible for identifying and screening candidates for Board membership, using the criteria described below, and recommending director nominees to the Board of Directors. The committee considers various potential candidates for membership on the Board of Directors that come to the attention of the committee through current members of the Board of Directors, stockholders (as described below) or other persons. Additionally, although it did not do so with regard to the nominees for election at the 2005 Annual Meeting of Stockholders, the committee has the authority to retain a search firm and other expert advisors, as it deems necessary, to fulfill its responsibility of identifying candidates for membership on the Board of Directors and determine, on behalf of Toreador, such firm’s reasonable fees.

     Each candidate, whether identified by the committee, recommended by a stockholder or otherwise, is evaluated in the same manner and according to the same process. The Nominating Committee assesses the appropriate mix of skills and characteristics required of members of the Board of Directors in the context of the perceived needs of the Board of Directors or any of its committees at a given point in time. The committee evaluates the qualifications of each candidate against the criteria outlined below, as well as any additional criteria it sees fit to consider in making its recommendation to the Board of Directors concerning a candidate’s nomination for election or reelection as a director.

Criteria for Evaluating Director Nominees

     Criteria that the Nominating Committee uses to consider potential members of the Board of Directors include the following:

•	a candidate’s depth of experience at the policy-making level in business, government or education;

•	the balance of the business interest and experience of the incumbent or nominated directors;

•	a candidate’s availability and willingness to devote adequate time to Board duties;

•	the need for any required expertise on the Board or one of its committees;

•	a candidate’s character and judgment and ability to make independent analytical, probing and other inquiries;

•	the candidate’s willingness to exercise independent judgment;

•	the candidate’s financial independence to ensure such candidate will not be financially dependent on director compensation; and

•	in the case of an incumbent director, such director’s past performance on the Board.

     The criteria for nominating directors described above are intended to provide a flexible set of guidelines for the effective functioning of Toreador’s director nominations process. The criteria are to be reviewed as often as deemed appropriate, and we anticipate that modifications may be necessary from time to time as our needs and circumstances evolve and as applicable legal or listing standards change.

Consideration of Stockholder Recommendations of Director Candidates

     The Nominating Committee will consider a stockholder’s recommendations concerning possible candidates for nomination to the Board of Director if the stockholder meets the following requirements: (i) the stockholder is entitled to vote for the election of directors at the meeting, (ii) the stockholder is a stockholder of record of not less than 1% of Toreador’s outstanding shares of common stock at the time of the recommendation; and (iii) the stockholder submits a written recommendation to: Director Nominations, c/o Corporate Secretary at 4809 Cole Avenue, Suite 108; Dallas, Texas 75205.

     The written submission must include the following information:

•	the name and address, as they appear in Toreador’s stock ledger, of the stockholder and the name and address of the beneficial owner of Toreador’s shares of stock, if different from the record stockholder, on whose behalf the recommendation is made;

•	the class and number of the shares of stock of Toreador that are owned beneficially and of record by the record stockholder and by the beneficial owner of Toreador’s shares of stock, if different from the record stockholder, on whose behalf the recommendation is made;

•	any material interest or relationship that such recommending record stockholder and/or the beneficial owner of Toreador’s shares of stock, if different from the record stockholder, on whose behalf the recommendation is made, have with the recommended individual;

•	biographical information concerning the recommended individual, including age, employment history (including employer names and a description of the employer’s business);

•	all previous and current board memberships or similar positions held by the recommended individual;

•	any other information that the stockholder believes would aid the committee in its evaluation of the recommended individual;

•	written consent of the recommended individual (i) to stand for election if nominated by the Board of Directors and to serve as director if elected by Toreador’s stockholders, (ii) to comply with the expectations and requirements for service on the Board of Directors set forth in the Code of Ethical Conduct and Business Practices, Corporate Governance Guidelines and any other applicable rule, regulation, policy or standard of conduct applicable to the Board of Directors and its individual members and (iii) to provide all relevant information required to conduct an evaluation; and

•	all other information relating to the recommended individual that may be required by applicable laws.

     If the stockholder’s director nominee is to be considered for election at Toreador’s Annual Meeting of Stockholders, the written submission must be received not more than 180 days nor less than 120 days prior to the first anniversary of Toreador’s preceding Annual Meeting of Stockholders. If the stockholder’s nominee is to be considered for election at Toreador’s special meeting of stockholders or at Toreador’s Annual Meeting of Stockholders the date of which changed by more than 30 days from the anniversary date of Toreador’s preceding Annual Meeting of Stockholders, the stockholder’s written submission must be received no later than the close of business on the tenth day following the earlier of (i) the day on which notice of the date of such meeting of stockholders was mailed or (ii) public disclosure, as defined in Toreador’s bylaws, of the date of such meeting of stockholders was made.

     A stockholder may only nominate two candidates to be considered for election to the Board of Directors at each meeting of stockholders at which members of the Board of Directors are to be elected.

     The nominating process for stockholder recommendations concerning possible candidates for the nomination to the Board of Directors has not changed from the process disclosed in the 2004 proxy statement.

Director Nominees for Election at 2005 Annual Meeting

     All directors standing for election at the 2005 Annual Meeting of Stockholders are directors currently serving on the Board of Directors who were recommended by the Nominating Committee and were approved by the Board of Directors.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

     Toreador has a process for stockholders to send their communications to the Board of Directors. Any stockholder who desires to contact an individual director, the entire Board of Directors or a committee of the Board of Directors may send a written communication to the Secretary of Toreador via email to directors@dfwmail.com or by mail c/o Ms. Gerry Cargile, Corporate Secretary, Toreador Resources Corporation, 4809 Cole Avenue, Suite 108; Dallas, Texas 75205. The Secretary will submit all stockholder communications to the appropriate directors, unless the communication is frivolous or includes advertising, solicitation for business, requests for employment, requests for contribution or a communication of a similar nature. A stockholder communication relating to Toreador’s accounting, internal accounting controls or auditing will be referred to the members of the Audit Committee.

     The Secretary will send a written acknowledgment to a stockholder upon receipt of his or her communication submitted in accordance with the provisions set forth in this proxy statement unless such stockholder communication is frivolous or includes advertising, solicitation for business, requests for employment, requests for contribution or a communication of a similar nature. A stockholder wishing to contact the directors may do so anonymously; however, stockholders are encouraged to provide the name in which Toreador’s shares of stock are held and the number of such shares held.

     The following communications to the directors will not be considered a stockholder communication: (i) communication from a Toreador officer or director; (ii) communication from a Toreador employee or agent, unless submitted solely in such employee’s or agent’s capacity as a stockholder; and (iii) any stockholder proposal submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended.

CODE OF CONDUCT

     Toreador has adopted a Code of Ethical Conduct and Business Practices applicable to all directors, officers and employees of Toreador, including our Chief Executive Officer and our Chief Financial Officer. The text of the Code of Ethical Conduct and Business Practices is posted on our website at www.toreador.net.

EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS

Summary Compensation Table

     The following table sets forth information regarding the compensation awarded to, covered by or paid to (i) G. Thomas Graves III, President and Chief Executive Officer of Toreador, (ii) Douglas W. Weir, Senior Vice President-Chief Financial Officer of Toreador, and (iii) Michael J. FitzGerald, Senior Vice President-Exploration and Operations of Toreador. The table sets forth the information for the time during which such person served as an officer of Toreador. The total cash compensation paid to the officers named below during 2004 was $730,000.

					Long-term Compensation
		Annual Compensation			Awards			Payouts
						Securities			All Other
Name and Principal				Other Annual	Restricted Stock	Underlying		LTIP	Compensation
Position	Year	Salary ($)	Bonus ($)	Compensation ($)	Awards ($)	Options/SARS (#)		Payouts ($)	($)
G. Thomas	2004	360,000	—	—	—	50,000	(2)	—	19,007	(3)
Graves III	2003	300,000	—	—	—	—		—	12,853	(4)
Chief Executive	2002	300,000	—	—	—	—		—	18,102	(5)
Officer and
President (1)

Douglas W.	2004	185,000	25,000	—	—	30,000	(7)	—	13,479	(8)
Weir	2003	185,000	—	—	—	—		—	—
Senior Vice	2002	185,000	15,000	—	—	—		—	5,616	(9)
President-Chief
Financial
Officer (6)

Michael J.	2004	185,000	26,947	—	—	10,000	(11)	—	5,549	(13)
FitzGerald	2003	185,000	—	—	—	—		—	—
Senior Vice	2002	185,000	50,000	—	—	50,000	(12)	—	—
President-
Exploration and
Operations (10)

(1)	Mr. Graves became President and Chief Executive Officer of Toreador in July 1998.

(2)	On April 26, 2004, Toreador granted Mr. Graves options to purchase 50,000 shares of its common stock at an exercise price of $5.50 per share. The options were immediately exercisable and cannot be exercised after April 26, 2014.

(3)	Other compensation consists of (i) premium on a life insurance policy for $11,939, (ii) premium on a long term care policy for $1,859, (iii) premium on a disability insurance policy of $4,584 and (iv) Toreador’s 401(k) matching contribution to employee for $625.

(4)	Other compensation consists of (i) premium on a life insurance policy for $8,269 and (ii) premium on a disability insurance policy of $4,584.

(5)	Other compensation consists of (i) premium on a life insurance policy for $8,268, (ii) premium on a disability insurance policy of $4,584, and (iii) Toreador’s 401(k) matching contribution to employee for $5,250.

(6)	Mr. Weir became Chief Financial Officer of Toreador in February 1999 and Senior Vice President-Chief Financial Officer on December 31, 2001.

(7)	On April 26, 2004 Toreador granted Mr. Weir options to purchase 30,000 shares of its common stock at an exercise price of $5.50 per share. The options were immediately exercisable and cannot be exercised after April 26, 2014.

(8)	Other compensation consists of (i) premium on a long-term care policy for $1,529 and (ii) Toreador’s 401(k) matching contribution to employee for $11,950.

(9)	Other compensation consists of Toreador’s 401(k) match to employee.

(10)	Mr. FitzGerald became Senior Vice President-Exploration and Operations of Toreador on December 31, 2001.

(11)	On April 26, 2004, Toreador granted Mr. FitzGerald options to purchase 10,000 shares of its common stock at an exercise price of $5.50 per share. The options were immediately exercisable and cannot be exercised after April 26, 2014.

(12)	On February 14, 2002, Toreador granted Mr. FitzGerald options to purchase 50,000 shares of its common stock at an exercise price of $5.00 per share. The optioned shares become exercisable in three equal portions on the first, second and third anniversaries of the grant date, and cannot be exercised after February 14, 2012.

(13)	Other compensation consists of Toreador’s 401(k) match to employee.

Option Grants and Exercises

     The following table provides information on grants of stock options in 2004 to Messrs. Graves, FitzGerald and Weir.

OPTION GRANTS IN 2004

Individual Grants
	Number of	% of Total
	Securities	Options/SARs
	Underlying	Granted to	Exercise or		Grant Date
	Options/SARs	Employees in	Base Price	Expiration	Present Value
Name	Granted	2004	($/Share)	Date	($)(1)
G. Thomas Graves III	50,000	15.47%	$5.50	April 26, 2014	$80,000
Michael J. FitzGerald	10,000	3.09%	$5.50	April 26, 2014	$16,000
Douglas W. Weir	30,000	9.28%	$5.50	April 26, 2014	$48,000

(1)	We calculated this amount using the Black-Scholes option pricing model, a complex mathematical formula that uses six different market-related factors to estimate the value of stock options. The factors are the fair market value of the stock at date of grant, option exercise price, option term, risk-free rate of return, stock volatility and dividend yield. The Black-Scholes model generates an estimate of the value of the right to purchase a share of stock at a fixed price over a fixed period. The actual value, if any, an executive realizes will depend on whether the stock price at exercise is greater than the grant price, as well as the executive’s continued employment through the three-year vesting period and the ten-year option term. The following assumptions were used to calculate the Black-Scholes value:

Option term = 10 years; Risk-free rate of return = 4.64%; Toreador stock volatility = 43.2%; and Toreador dividend yield = 0%.

There is no assurance that the value received by the named executive officers or Toreador’s stockholders will be at or near the estimated valued derived by the Black-Scholes model.

(2)	The options become exercisable upon issuance on April 26, 2004.

     The following table summarizes the number and value of options exercised during 2004, as well as the number and value of unexercised options, as of December 31, 2004, held by Messrs. Graves, Weir and FitzGerald.

AGGREGATED OPTION EXERCISES IN 2004 AND DECEMBER 31, 2004 OPTION VALUE

			Number of Securities
	Shares		Underlying
	Acquired		Unexercised	Value of Unexercised In the
	on	Value	Options/SARS at FY	Money Options/SARS at
	Exercise	Realized	End (#) Exercisable	FY End ($)(1)
Name	(#)	($)	/Unexercisable	Exercisable/Unexercisable
G. Thomas Graves III	50,000	$501,000	300,000/0	$5,132,000/0
Michael J. FitzGerald	9,000	90,180	51,000/0	871,690/0
Douglas W. Weir	10,000	111,450	85,000/0	1,433,650/0

(1)	The closing sales price per share of Toreador’s common stock on December 31, 2004 was $22.19 as reported by The Nasdaq National Market.

Employment Agreements

     In September 2001, Madison Oil Company and Mr. FitzGerald executed an employment agreement, pursuant to which Mr. FitzGerald agreed to remain as Vice President-Exploration and Operations. The employment agreement sets forth Mr. FitzGerald’s annual salary of $185,000 and provides that if his employment terminates for any reason other than for cause or a voluntary resignation and he executes a standard termination agreement upon termination, he will receive his monthly salary for twelve months following his termination and 50% of his unvested stock options would vest on the termination date and he would have one year from the date of his termination to exercise his vested stock options. When Madison merged with Toreador, Toreador assumed the liabilities under this employment agreement. For 2005, Mr. FitzGerald’s annual salary has been set at $200,000.

Change in Control Arrangements

     The Amended and Restated 1990 Stock Option Plan and the 2002 Stock Option Plan provide that, in the event of a “Change in Control” of Toreador (as defined below), then, notwithstanding any other provision in the Amended and Restated 1990 Stock Option Plan or the 2002 Stock Option Plan to the contrary, all unmatured installments of outstanding stock options will automatically be accelerated and exercisable in full. This acceleration of exercisability will not apply to a stock option granted to any participant other than non-employee directors if any surviving acquiring corporation agrees to assume such stock option in connection with the Change in Control. The Amended and Restated 1994 Non-Employee Director Stock Option Plan provides that, in the event of a “Change in Control” of Toreador (as defined below), then, the maturity of all options then outstanding under the Amended and Restated 1994 Non-Employee Director Stock Option Plan will accelerate automatically.

     A Change in Control is defined in the Amended and Restated 1990 Stock Option Plan, the 2002 Stock Option Plan and the Amended and Restated 1994 Non-Employee Director Stock Option Plan as any one of the following: (i) during any period of two (2) consecutive years, individuals who, at the beginning of such period constituted the entire board, cease for any reason (other than death) to constitute a majority of the directors, unless the election, or the nomination for election, by Toreador’s stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period; (ii) any person or group of persons (i.e., two or more persons agreeing to act together for the purpose of acquiring, holding, voting or disposing of equity securities of Toreador) (other than any “group” deemed to exist by virtue of aggregating the number of securities beneficially owned by any or all of the current directors of Toreador (and the “Affiliates” of such directors (as defined below) serving as such as of the date of the plan (collectively, the “Exempt Group”))) together with his or its Affiliates, becomes the beneficial owner, directly or indirectly, of 50.1% or more of the voting power of Toreador’s then outstanding securities entitled generally to vote for the election of Toreador’s directors; (iii) the merger or consolidation of Toreador with or into any other entity if Toreador is not the surviving entity (or Toreador is the surviving entity but voting securities of Toreador are exchanged for securities of any other entity) and any person or group of persons (other than the Exempt Group), together with his or its Affiliates, is the beneficial owner, directly or indirectly, of 50.1% or more of the surviving entity’s then outstanding securities entitled generally to vote for the election of the surviving entity’s directors; or (iv) the sale of all or substantially all of the assets of Toreador or the liquidation or dissolution of Toreador. Affiliate is defined in the Amended and Restated 1990 Stock Option Plan, the 2002 Stock Option Plan and the Amended and Restated 1994 Non-Employee Director Stock Option Plan to mean any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

     See “Approval of Toreador Resources Corporation 2005 Long-Term Incentive Plan – Description of the Plan – Change in Control Provisions” regarding the definition of “Change in Control” and the effect of a “Change in Control” under the proposed 2005 Long-Term Incentive Plan.

Compensation of Directors

     Toreador pays each non-employee director $2,000 for each regularly scheduled Board of Directors meeting such director attends and reimburses directors for reasonable travel expenses. Toreador pays each non-employee director $1,500 for each telephonic Board of Directors meeting in which such director participates. Toreador pays each member of the committees of the Board of Directors $1,500 per meeting such member attends, unless the committee meeting is held in conjunction with a meeting of the Board of Directors, in which case Toreador pays $500. Toreador pays the chairman of the Audit Committee $5,000 annually. The chairmen of all other committees of the Board of Directors receive $3,000 annually. Toreador pays an annual stipend of $15,000 to each non-employee director. Additionally, each non-employee director receives $30,000 in value of Toreador equity.

     On June 14, 2004, Toreador granted Mr. David Brewer an option to purchase 29,500 shares of Toreador common stock at a price of $5.50 per share. The options were granted in recognition of certain consulting services provided by Mr. David Brewer to Toreador and in recognition of a resolution adopted by the Board of Directors on May 16, 2002 granting an option to Mr. David Brewer to purchase 29,500 shares of common stock at a price of $5.00 per share, which options, for various reasons, were not granted at that time.

     On May 20, 2004, each non-employee director serving on such date received an option to purchase 10,000 shares of common stock at an exercise price of $4.96 per share. The option was exercisable immediately.

Compensation Committee Interlocks and Insider Participation

     During 2004, the members of the compensation committee were Messrs. Sanders, Lee (until May 20, 2004), McLaughlin (after May 20, 2004) and Falb.

     Frederic Auberty is Toreador’s Vice President-International Operations and is the stepson of William I. Lee, a Toreador director. In 2004, Frederic Auberty received a total salary of $125,000 and his 2005 salary is set at $130,000.

     Herschel Sanders is Toreador’s Vice President-Land and is the son of H.R. Sanders, Jr., a Toreador director. In 2004, Herschel Sanders received a total salary of $145,000 and his 2005 salary is set at $150,000.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

     The following table sets forth information as of December 31, 2004 with respect to compensation plans under which shares of our common stock may be issued.

Number of securities
remaining available for
future issuance under
	Number of securities to	Weighted-average	equity compensation plans
	be issued upon exercise	exercise price of	(excluding securities
	of outstanding options,	outstanding options,	reflected in the first
Plan Category	warrants and rights	warrants and rights	column)

Equity compensation plans approved by security holders	1,346,690	$4.91	125,208

Equity compensation plans not approved by security holders	—	—	—
Total	1,346,690	$4.91	125,208

(i)	Pursuant to the Agreement and Plan of Merger dated as of October 3, 2001 relating to the acquisition of Madison Oil Company, certain warrants of Madison Oil Company became warrants to acquire common stock of Toreador. As of December 31, 2004, there were warrants outstanding exercisable into 23,010 shares of Toreador common stock with a weighted-average exercise price of $5.52.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors is composed of independent, non-employee directors. The Compensation Committee is responsible for recommending the types and levels of compensation for Toreador’s executive officers. Specifically, the responsibilities of the Compensation Committee include: (i) reviewing our compensation strategy; (ii) reviewing and making recommendations to the Board of Directors with respect to the base salary, incentive compensation, deferred compensation, stock options, performance units and other equity based awards for the Chief Executive Officer; (iii) consulting with the Chief Executive Officer to review and make recommendations to the Board of Directors with respect to the base salary, incentive compensation, deferred compensation, stock options, performance units and other equity based awards for the other executive officers; (iv) administering incentive and equity based plans in which the CEO and other executive officers may be participants; (v) reviewing and making recommendations to the Board of Directors regarding compensation paid to the directors; and (vi) preparing the annual report on compensation. The Compensation Committee is composed of Messrs. McLaughlin, Lee, Falb and Sanders.

Executive Compensation: Philosophy and Program Components

     Toreador’s philosophy is to provide a comprehensive compensation program to attract, retain and reward key members of management who contribute to Toreador’s success and to motivate the management team in the development and execution of current and long-term business strategies and goals. The three primary components of executive compensation are: base salary, cash bonuses and the opportunity to participate in certain incentive arrangements, including contractual non-qualified stock options. Toreador believes that the utilization of incentive programs that are linked to Toreador’s overall financial performance closely aligns the interests of the executive with those of Toreador’s stockholders. Executives also participate in certain benefit plans available to all salaried employees. Consistent with all other full-time Toreador employees, the executive officers are also eligible to participate in Toreador’s 401(k) plan. Toreador believes that a portion of the executive officers’ compensation should be placed at risk and, in keeping with that objective, a portion of the compensation package is comprised of a performance-based cash bonus. Incentive stock options awarded from time to time under one of Toreador’s stock option plans are another risk-related compensation element.

2005 Short-Term Incentive Compensation Plan

     Mid-level and upper-level management, including executive officers of Toreador, are eligible to participate in the 2005 Short-Term Incentive Compensation Plan. Preliminary funding under the 2005 Short-Term Incentive Compensation Plan is set at $500,000, which amount is subject to adjustment. Awards under the 2005 Short-Term Incentive Compensation Plan are based on the following performance goals:

•	Oil and Gas Reserves: The oil and gas reserves of Toreador as measured using SEC criteria and reported in Toreador’s Form 10-K for the year ended December 31, 2005 shall increase by 15% during 2005.

•	Oil and Gas Production: Toreador’s realized total production rate shall equal or exceed 1,054,000 BOE for 2005.

•	General and Administrative Expense: Toreador shall hold general and administrative expenses to a maximum of $5.6 million in 2005.

•	Operating Income: Toreador’s operating income for 2005 shall be at least $10.9 million.

Base Salary and Bonus

     In 2004, base salaries and bonuses for executive officers were based upon the individual’s responsibilities, experience and expected performance, taking into account, among other items, the individual’s initiative, contributions to Toreador’s overall performance, and handling of special projects. Base salaries for executive officers generally are reviewed periodically for possible adjustment, but are not necessarily changed that often.

Stock Option Plan Awards

     Toreador believes that employee ownership of its stock is one of the most efficient ways to align employee and stockholder interests in the mutual goal of creating stockholder value. In September 1998, the Board of Directors adopted the Amended and Restated 1990 Stock Option Plan which was amended effective May 30, 2002, and in October 2001, the Board of Directors adopted effective December 31, 2001 the 2002 Stock Option Plan. The purpose of the Amended and Restated 1990 Stock Option Plan and the 2002 Stock Option Plan is to provide an incentive for officers, key employees and key consultants of Toreador or its affiliates, to extend to them the opportunity to acquire a proprietary interest in Toreador so that they will apply their best efforts for the benefit of Toreador, and to aid Toreador in attracting able persons to enter the service of Toreador and its affiliates. It was further intended that the options granted pursuant to the Amended and Restated 1990 Stock Option Plan or the 2002 Stock Option Plan will be either incentive stock options or nonqualified stock options.

     The Compensation Committee from time to time selects the particular officers, key employees, and key consultants of Toreador and its affiliates to whom the stock options are to be granted and/or distributed in recognition of each such participant’s contribution to Toreador’s or the affiliate’s success. At various times in the past, Toreador has adopted certain broad-based employee benefit plans in which the executive officers and other key management employees have been permitted to participate, including the employees’ 401(k) savings plan and the life and health insurance benefit plans available to all salaried employees. Other than with respect to Toreador common stock held as an investment option under the 401(k) savings plan, benefits under these plans are not directly or indirectly tied to Toreador’s performance.

2005 Long-Term Incentive Plan

     Contingent on stockholder approval of the 2005 Long-Term Incentive Plan, any employee, consultant or outside director of Toreador is eligible to participate in the 2005 Long-Term Incentive Plan, a copy of which is attached hereto as Appendix A and a summary of which appears under the caption “Approval of Toreador Resources Corporation 2005 Long-Term Incentive Plan – Description of the Plan.” The purpose of the 2005 Long-Term Incentive Plan is to attract and retain the services of key employees, key consultants, and outside directors of Toreador and its subsidiaries and to provide such persons with a proprietary interest in Toreador through the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards. An aggregate of 250,000 shares of common stock have been reserved for issuance under the 2005 Long-Term Incentive Plan. Upon stockholder approval, a total of 60,000 shares of restricted stock shall be granted pursuant to the 2005 Long-Term Incentive Plan as set forth in the table entitled “New Plan Benefits.” The 2005 Long-Term Incentive Plan is in addition to Toreador’s current plans under which officers, employees and key consultants may receive stock options: (i) Amended and Restated 1990 Stock Option Plan and (ii) 2002 Stock Option Plan.

Chief Executive Officer Compensation

     The Compensation Committee recommended to the Board of Directors and the Board of Directors has awarded Mr. Graves, President and Chief Executive Officer of Toreador, a base salary of $390,000 for 2005. As with all executive officers, Mr. Graves’s compensation is linked to individual performance and Toreador’s profitability.

By the Compensation Committee:

J.M. McLaughlin
Peter L. Falb
H.R. Sanders, Jr.
W.I. Lee

AUDIT COMMITTEE REPORT

     The Audit Committee Charter sets forth the responsibilities of the Audit Committee which include: (i) selecting, evaluating, reviewing the independence of and approving services provided by the independent auditor, (ii) reviewing the conduct of the audit, (iii) resolving disagreements between our management and the independent auditor, (iv) reviewing critical accounting policies and practices and any proposed changes thereto, (v) reviewing Form 10-K and Form 10-Q prior to filing, and Toreador’s procedures with respect to press releases containing information regarding financial performance, (vi) overseeing Toreador’s internal audit function, (vii) reviewing and assessing the adequacy of Toreador’s internal control systems, (viii) overseeing compliance with the Code of Ethical Conduct and Business Practices, (ix) approving related party transactions, and (x) preparing the annual audit committee report. In fulfilling its responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2004, with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with Hein & Associates, LLP, its independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of Toreador’s accounting principles and such other matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and Toreador, including the matters in the written disclosures and the letter provided to Toreador by the independent auditors, as required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors’ independence.

     The Audit Committee discussed with Toreador’s independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of Toreador’s internal controls, and the overall quality of Toreador’s financial reporting. The Audit Committee held four meetings during 2004.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ending December 31, 2004 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also approved the selection of Hein & Associates, LLP as Toreador’s independent auditors.

By the Audit Committee:

H.R. Sanders, Jr.
John Mark McLaughlin
Thomas P. Kellogg, Jr.
Herbert Brewer

March 23, 2005

STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative return on the Common Stock over the period commencing December 31, 1999 and ending December 31, 2004, with the Nasdaq Market Value Index and the Coredata Independent Oil and Gas Industry Group Index (formerly referred to as the MG Group Index). Each index assumes $100 invested at the close of trading on December 31, 1999 and reinvestment of dividends.

	1999	2000	2001	2002	2003	2004
Toreador Resources Corp.	100	140	105	57	106	507
Coredata Independent Oil and Gas Industry Group Index	100	145	119	124	194	260
NASDAQ Market Index	100	63	50	35	53	57

COMPARISON OF CUMULATIVE TOTAL RETURN
AMONG TOREADOR RESOURCES CORPORATION, COREDATA GROUP INDEX AND NASDAQ MARKET INDEX

CUMULATIVE TOTAL RETURN

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Second Amended and Restated Convertible Debenture

     Prior to the acquisition of Madison Oil Company, Madison Oil Company was party to a convertible debenture in the amount of approximately $2.2 million payable to PHD Partners LP and due on March 31, 2006. The general partner of PHD Partners LP is a corporation wholly-owned by David M. Brewer, a director and significant stockholder of Toreador. The original debenture bore interest at 10% per annum. As of March 31, 2004, the debenture was amended and restated to bear interest at 6% per annum, eliminate Madison Oil Company’s right under certain circumstances to force a conversion of the principal into shares of Toreador common stock and eliminate Madison Oil Company’s ability to repay principal prior to maturity. At the holder’s option, the second amended and restated convertible debenture can be converted into Toreador common stock at a conversion price of $6.75 per share. In December 2004, $675,000 principal amount of the second amended and restated convertible debenture was converted into 100,000 shares of Toreador common stock pursuant to the terms of the second amended and restated debenture. At April 19, 2005, the outstanding principal amount of the second amended and restated convertible debenture was approximately $1.5 million. Toreador has 219,962 shares of common stock reserved for issuance related to the conversion of the second amended and restated convertible debenture.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and officers of Toreador, and persons who own more than ten percent of the common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of the common stock. Directors, officers and persons who own more than ten percent of the common stock are required by SEC regulations to furnish Toreador with copies of all Section 16(a) forms they file.

     To Toreador’s knowledge, based solely on a review of the copies of such reports furnished to Toreador and written representations that no other reports were required, during the year ended December 31, 2004, Toreador complied with all Section 16(a) filing requirements applicable to its directors, officers and ten percent stockholders except: Falb – 1 filing, 2 transactions; Dane – 1 filing, 2 transactions; Graves – 1 filing, 1 transaction; Weir – 1 filing, 1 transaction; and FitzGerald – 1 filing, 1 transaction.

AUDITORS

     Hein & Associates LLP was selected as Toreador’s independent accountant to audit the financial statements of Toreador for the year ended December 31, 2005. Hein & Associates LLP audited the financial statements of Toreador for the year ended December 31, 2004. During the fiscal year ended by December 31, 2003, Ernst & Young LLP served as Toreador’s independent accountant until its dismissal, September 23, 2003.

     A representative of Hein & Associates LLP is expected to be present at the Annual Meeting of Stockholders. The representative will be given the opportunity to make a statement on behalf of their firm if such representative so desires, and will be available to respond to appropriate stockholder questions.

Change of Independent Auditors

     On September 23, 2003, the Audit Committee and the Board of Directors approved the dismissal of Toreador’s independent accountant, Ernst & Young LLP. Ernst & Young LLP’s report on Toreador’s financial statements for the year ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the year ended December 31, 2001 and 2002, and during the subsequent interim period through the date of dismissal, September 23, 2003, there were not any disagreements between Toreador and Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, or any reportable events as defined under Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference to the subject matter of the disagreements in connection with their report.

     Also on September 23, 2003, based upon approval of the Audit Committee and the Board of Directors, Toreador engaged the firm of Hein & Associates LLP to be Toreador’s independent accountant. Toreador did not consult with Hein & Associates LLP at any time prior to September 23, 2003 with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to Toreador’s financial statement prior to engaging Hein & Associates LLP.

Fees Paid to Ernst & Young LLP and Hein & Associates LLP Related to Fiscal 2004 and 2003

	2004		2003
	Hein & Associates LLP	Ernst & Young LLP	Hein & Associates LLP	Ernst & Young LLP
Audit Fees (1)	$145,920	$19,250	$8,000	$233,105
Audit-Related Fees (2)	44,141	—	—	—
Tax Fees (3)	1,200	85,861	—	153,400
All Other Fees (4)	2,775	67,060	—	45,076

	$194,036	$172,171	$8,000	$431,581

(1)	Represents fees billed for audit of Toreador’s annual financial statements included in Form 10-K and review of quarterly financial statements included in Forms 10-Q.

(2)	Principally represents fees billed for services pertaining to the filing of Forms S-3 and Form 8-K.

(3)	Principally represents fees billed for tax planning and preparation.

(4)	Principally represents fees billed for services pertaining to corporate restructuring and sales and acquisitions of properties.

     The Audit Committee has considered and determined that Hein & Associates LLP’s services under the category “All Other Fees” were compatible with Hein & Associates LLP’s maintaining its independence.

Pre-Approval Policies

     As required by the Sarbanes-Oxley Act, all audit and non-audit services performed by Hein & Associates LLP must be pre-approved by Toreador’s Audit Committee unless the pre-approval provision is waived in applicable securities rules and regulations of the SEC. The Audit Committee may delegate to one or more members of the Committee the authority to grant pre-approval of non-audit services. The decision of any member to whom such authority is delegated to pre-approve non-audit services will be presented to the full Audit Committee for its approval at its next scheduled meeting.

     None of the services disclosed under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved by the Audit Committee pursuant to the waiver of pre-approval provisions set forth in the applicable rules of the SEC.

     During fiscal year 2004, the Audit Committee approved 100% of the total fees that were paid to Hein & Associates LLP.

PROPOSAL TWO:

APPROVAL OF TOREADOR RESOURCES CORPORATION 2005 LONG-TERM INCENTIVE PLAN

     On March 23, 2005, the Board of Directors, upon recommendation of the Compensation Committee, adopted the Toreador Resources Corporation 2005 Long-Term Incentive Plan (the “Plan”) to be effective as of May 19, 2005, subject to approval by Toreador’s stockholders. The purpose of the Plan is to attract and retain the services of key employees, key consultants and outside directors of Toreador and its subsidiaries and to provide such persons with a proprietary interest in Toreador through the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards. An aggregate of 250,000 shares of common stock have been reserved for issuance under the Plan. Upon stockholder approval, a total of 60,000 shares of restricted stock shall be granted pursuant to the Plan as set forth in the table entitled “New Plan Benefits.” The Plan is in addition to Toreador’s current plans: (i) Amended and Restated 1994 Non-Employee Director Plan, (ii) Amended and Restated 1990 Stock Option Plan and (iii) 2002 Stock Option Plan. Under the current plans, on April 19, 2005, there were options outstanding exercisable into 1,159,440 shares of Toreador common stock and options available for issuance exercisable into 125,208 shares of Toreador common stock. The Plan shall be administered by the Board of Directors or such committee of the Board of Directors as is designated by the Board of Directors to administer the Plan.

     The following description of the Plan is qualified in its entirety by reference to the actual text of the Plan, which is attached to this proxy statement as Appendix A.

Description of the Plan

     General. The purpose of the Plan is to attract and retain the services of key employees, key consultants and outside directors of Toreador and its subsidiaries and to provide such persons with a proprietary interest in Toreador through the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards that will (i) increase the interest of such persons in Toreador’s welfare, (ii) furnish an incentive to such persons to continue their services for Toreador and (iii) provide a means through which Toreador may attract able persons as employees, consultants and outside directors. If adopted by the stockholders, the effective date of the Plan will be May 19, 2005, and the Plan will remain in effect until May 19, 2015, unless sooner terminated by the Board of Directors of Toreador. No award may be made under the Plan after its expiration date, however, awards made prior thereto may extend beyond the expiration date.

     Committee’s Authority. The Plan shall be administered by the Board of Directors or such committee of the Board of Directors as is designated by the Board of Directors to administer the Plan (the “Committee”). The Committee, in its discretion, has authority to (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, (iii) establish performance goals for an award pursuant to the Plan and certify the extent of a participant’s achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. The Committee may delegate to officers of Toreador, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of Toreador pursuant to such written delegation of authority shall be deemed to have been taken by the Committee. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

     Eligibility. Any employee, consultant or outside director of Toreador whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of Toreador is eligible to participate in the Plan; provided that only employees of Toreador shall be eligible to receive incentive stock options. The Committee, upon its own action, may grant, but shall not be required to grant, an award to any employee, consultant or outside director of Toreador or any subsidiary. Awards may be granted by the Committee at any time and from time to time as the Committee shall determine. In most instances, awards granted at different times need not contain similar provisions. As of April 19, 2005, Toreador had 18 employees, 7 outside directors, and 1 consultant who would be eligible under the Plan.

     Number of Shares Available for Awards. The maximum number of shares of common stock that may be delivered pursuant to awards, other than incentive stock options, granted under the Plan is 250,000 shares, subject to adjustment in accordance with the Plan, and the maximum number of shares of Common Stock that may be delivered pursuant to incentive stock options is 100,000 shares. No executive officer may receive in any calendar year (i) stock options or stock appreciation rights relating to more than 20,000 shares of common stock, or (ii) restricted stock, restricted stock units, performance awards or other awards that are subject to the attainment of performance goals relating to more than 20,000 shares of common stock; provided, however, that all such awards to any executive officer during any calendar year shall not exceed an aggregate of more than 40,000 shares of common stock.

     Grants of Awards. The grant of an award shall be authorized by the Committee and shall be evidenced by an award agreement setting forth the award being granted, the total number of shares of common stock subject to the award(s), the option price (if applicable), the award period, the date of grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but not inconsistent with the Plan.

     Award Period. The Committee may, in its discretion, provide that an incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the award agreement. Except as provided in the award agreement, an incentive may be exercised in whole or in part at any time during its term. The award period for an incentive shall be reduced or terminated upon termination of service. No incentive granted under the Plan may be exercised at any time after the end of its award period. No portion of any incentive may be exercised after the expiration of ten years from its date of grant.

     Vesting. The Committee, in its sole discretion, may determine that an incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the incentive may be vested.

     Reuse of Shares. To the extent that any award under the Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of common stock covered by the award or stock option so forfeited, expired or canceled may again be awarded pursuant to the provisions of the Plan. In the event that previously acquired shares of common stock are delivered to Toreador in full or partial payment of the exercise price for the exercise of a stock option granted under the Plan, the number of shares of common stock available for future awards under the Plan shall be reduced only by the net number of shares of common stock issued upon the exercise of the stock option.

     Nonqualified Stock Option Grants. The option price for any share of common stock that may be purchased under a nonqualified stock option for any share of common stock may be equal to or greater than the fair market value of the share on the date of grant.

     Incentive Stock Option Grants. The option price for any share of common stock that may be purchased under an incentive stock option must be at least equal to the fair market value of the share on the date of grant; if an incentive stock option is granted to an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Internal Revenue Code of 1986, as amended (the “Code”)) more than ten percent of the combined voting power of all classes of stock of Toreador (or any parent or subsidiary), the option price shall be at least 110% of the fair market value of the common stock on the date of grant. The Committee may not grant incentive stock options under the Plan to any employee that would permit the aggregate fair market value (determined on the date of grant) of the common stock with respect to which incentive stock options (under the Plan and any other plan of Toreador and its subsidiaries) are exercisable for the first time by such employee during any calendar year to exceed $100,000. To the extent any stock option granted under the Plan that is designated as an incentive stock option exceeds this limit or otherwise fails to qualify as an incentive stock option, such stock option (or any such portion thereof) shall be a nonqualified stock option.

     Restricted Stock Grants. Restricted stock may be granted under the Plan. Each participant who is awarded or receives restricted stock shall be issued a stock certificate or certificates in respect of such shares of common stock. Such certificate(s) shall be registered in the name of the participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such restricted stock. During such period as may be determined by the Committee commencing on the date of grant or the date of exercise of an award, the participant shall not be permitted to sell, transfer, pledge or assign shares of restricted stock. Unless otherwise provided in a particular award agreement, upon termination of service for any reason during the restriction period, the nonvested shares of restricted stock shall be forfeited by the participant. The provisions of restricted stock need not be the same with respect to each participant.

     Stock Appreciation Rights. The Committee may grant stock appreciation rights to any participant, either as a separate award or in connection with a stock option. Stock appreciation rights shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a stock appreciation right issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The grant of the stock appreciation right may provide that the holder may be paid for the value of the stock appreciation right either in cash or in shares of common stock, or a combination thereof. The stock appreciation right price for any share of common stock subject to a stock appreciation right may be equal to or greater than the fair market value of the share on the date of grant. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a stock appreciation right, but any such limitation shall be specified at the time that the stock appreciation right is granted.

     Restricted Stock Units. Restricted stock units may be awarded or sold to any participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a restricted stock unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. Restricted stock units shall be subject to such restrictions as the Committee determines.

     Performance Awards. The Committee may grant performance awards to any participant upon such terms and conditions as shall be specified at the time of the grant and may include provisions establishing the performance period, the performance goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a performance award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. Each performance award shall have its own terms and conditions. Performance awards may be valued by reference to the fair market value of a share of common stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of performance goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to Toreador’s business and/or remaining in the employ of Toreador for a specified period of time. Performance awards may be paid in cash, shares of common stock, or other consideration, or any combination thereof. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

     Dividend Equivalent Rights. The Committee may grant a dividend equivalent right to any participant, either as a component of another award or as a separate award. The terms and conditions of the dividend equivalent right shall be specified by the grant. Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently or may be deemed to be reinvested in additional shares of common stock (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the fair market value at the time thereof. Dividend equivalent rights may be settled in cash or shares of common stock, or a combination thereof, in a single payment or in installments. A dividend equivalent right granted as a component of another award may provide that such dividend equivalent right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such dividend equivalent right granted as a component of another award may also contain terms and conditions different from such other award.

     Other Awards. The Committee may grant to any participant other forms of awards, based upon, payable in, or otherwise related to, in whole or in part, shares of common stock, if the Committee determines that such other form of award is consistent with the purpose and restrictions of the Plan. The terms and conditions of such other form of award shall be specified by the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

     Performance Goals. Awards of restricted stock, restricted stock units, performance awards and other awards (whether relating to cash or shares of common stock) under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code which may consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of Toreador’s common stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of Toreador as a whole or any business unit of Toreador and may be measured relative to a peer group or index.

     Tandem Awards. The Committee may grant two or more incentives in one award in the form of a “tandem award,” so that the right of the participant to exercise one incentive shall be canceled if, and to the extent, the other incentive is exercised. For example, if a stock option and a stock appreciation right are issued in a tandem award, and the participant exercises the stock appreciation right with respect to 100 shares of common stock, the right of the participant to exercise the related stock option shall be canceled to the extent of 100 shares of common stock.

     Amendment and Discontinuance. Subject to certain limitations, the Board may at any time and from time to time, without the consent of the participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which stockholder approval is required either (i) by any securities exchange or inter-dealer quotation system on which the common stock is listed or traded or (ii) in order for the Plan and incentives awarded under the Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections; shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of Toreador entitled to vote thereon. Unless required by law, no action contemplated or permitted by Article 9 of the Plan shall adversely affect any rights of participants or obligations of Toreador to participants with respect to any incentive theretofore granted under the Plan without the consent of the affected participant.

     Capital Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, common stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase or exchange of common stock or other securities, issuance of warrants or other rights to purchase common stock or other securities, or other similar corporate transaction or event affects the common stock such that the Committee determines that an adjustment is appropriate to prevent the dilution or enlargement of benefits or potential benefits, the Committee may adjust (i) the number of shares and type of common stock issuable and the price paid for such shares, (ii) the amount paid for forfeited shares, if any, and/or (iii) the number of and price of stock appreciation right shares.

     Change in Control Provisions. The existence of the Plan and incentives granted thereunder shall not affect in any way the right or power of Toreador or its stockholders to make or authorize any Change in Control. If Toreador shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any incentive granted pursuant to the Plan shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of common stock subject to the incentive would have been entitled. In the event of any merger, consolidation or share exchange pursuant to which Toreador is not the surviving or resulting corporation, there shall be substituted for each share of common stock subject to the unexercised portions of outstanding incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of Toreador in respect to each share of common stock held by them, such outstanding incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms. Notwithstanding the foregoing, except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all incentives granted pursuant to the Plan may be canceled by Toreador, in its sole discretion, as of the effective date of any Change in Control in accordance with the terms and provisions of the Plan providing for notice or payments. In case Toreador shall, at any time while any incentive under the Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each participant under the Plan shall be entitled to receive, in lieu of each share of common stock of Toreador which such participant would have been entitled to receive under the incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of common stock of Toreador. As used in the Plan, the term “Change in Control” means any one of the following, except as otherwise provided in the Plan:

     • during any period of two (2) consecutive years, individuals who, at the beginning of such period constituted the entire Board of Directors, cease for any reason (other than death) to constitute a majority of the directors, unless the election, or the nomination for election, by Toreador’s stockholders, of each new director was approved by a vote of a least a majority of the directors then still in office who were directors at the beginning of the period;

     • any person or group of persons (i.e., two or more persons agreeing to act together for the purpose of acquiring, holding, voting or disposing of equity securities of Toreador (other than any “group” deemed to exist by virtue of aggregating the number of securities beneficially owned by any or all of the current directors of Toreador (and the Affiliates of such directors as that term is defined below) serving as such as of May 19, 2005 (collectively, the “Exempt Group”))) together with his or its Affiliates, becomes the beneficial owner, directly or indirectly, of 50.1% or more of the voting power of Toreador’s then outstanding securities entitled generally to vote for the election of Toreador’s directors;

     • the merger or consolidation of the Toreador with or into any other entity if Toreador is not the surviving entity (or Toreador is the surviving entity but voting securities of Toreador are exchanged for securities of any other entity) and any person or group of persons (other than the Exempt Group), together with his or its Affiliates, is the beneficial owner, directly or indirectly, of 50.1% or more of the surviving entity’s then outstanding securities entitled generally to vote for the election of the surviving entity’s directors; or

     • the sale of all or substantially all of the assets of Toreador or the liquidation or dissolution of Toreador.

     “Affiliate” means with respect to any person, any person who directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified. In the event an award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Change in Control” for purposes of such award shall be the definition provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

Federal Income Tax Consequences

     The following is a brief summary of certain federal income tax consequences relating to the transactions described under the Plan as set forth below. This summary does not purport to address all aspects of federal income taxation and does not describe state, local or foreign tax consequences. This summary is not an opinion and participants will need to consult their own tax counsel. This discussion is based upon provisions of the Code and the treasury regulations issued thereunder (the “Treasury Regulations”), and judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

     In 2004, a new Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax. Certain performance awards, stock options, stock appreciation rights, restricted stock units and certain types of restricted stock are subject to Section 409A of the Code.

     Incentive Stock Options. A participant will not recognize income at the time an incentive option is granted. When a participant exercises an incentive option, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the common stock with respect to which the participant’s incentive options are exercisable for the first time during any year exceeds $100,000, the incentive options for the common stock over $100,000 will be treated as nonqualified options, and not incentive options, for federal tax purposes, and the participant will recognize income as if the incentive options were nonqualified options.

     In addition to the foregoing, if the fair market value of the common stock received upon exercise of an incentive option exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

     The tax treatment of any common stock acquired by exercise of an incentive option will depend upon whether the participant disposes of his or her shares prior to two years after the date the incentive option was granted or one year after the common stock was transferred to the participant (referred to as the “Holding Period”). If a participant disposes of common stock acquired by exercise of an incentive option after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the common stock. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

     If the participant disposes of common stock acquired by exercise of an incentive option prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the common stock is greater than the fair market value of the common stock on the exercise date, then the difference between the incentive option’s exercise price and the fair market value of the common stock at the time of exercise will be treated as ordinary income for the tax year in which the “disqualifying disposition” occurs. The participant’s basis in the common stock will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.” In addition, the amount received in such “disqualifying disposition” over the participant’s increased basis in the common stock will be treated as capital gain. However, if the price received for common stock acquired by exercise of an incentive option is less than the fair market value of the common stock on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the basis of the common stock.

     Nonqualified Stock Options. A participant generally will not recognize income at the time a nonqualified option is granted. When a participant exercises a nonqualified option, the difference between the option price and any higher market value of the common stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for common stock acquired under a nonqualified option will be equal to the option price paid for such common stock, plus any amounts included in the participant’s income as compensation. When a participant disposes of common stock acquired by exercise of a nonqualified option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the common stock. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

     If a participant pays the exercise price of a nonqualified option with previously-owned shares of Toreador common stock and the transaction is not a disqualifying disposition of common stock previously acquired under an incentive option, the number of shares of common stock received equal to the number of shares of common stock surrendered is treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares of common stock received will be equal to the participant’s tax basis and holding period for the common stock surrendered. The shares of common stock received in excess of the number of shares of common stock surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these shares of common stock will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

     If the use of previously acquired common stock to pay the exercise price of a nonqualified option constitutes a disqualifying disposition of common stock previously acquired under an incentive option, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the common stock surrendered, determined at the time such common stock was originally acquired on exercise of the incentive option, over the aggregate option price paid for such common stock. As discussed above, a disqualifying disposition of common stock previously acquired under an incentive option occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares of common stock that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

     Restricted Stock. A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the common stock granted as restricted stock at such time as the common stock is no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such common stock. However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the common stock to recognize ordinary income on the date of transfer of the common stock equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such common stock) over the purchase price, if any, of such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to common stock. At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income.

     Stock Appreciation Rights. Generally, a participant who receives a stand-alone stock appreciation right will not recognize taxable income at the time the stand-alone stock appreciation right is granted, provided that the stock appreciation right is exempt from or complies with Section 409A of the Code. If an employee receives the appreciation inherent in the stock appreciation rights in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a recipient receives the appreciation inherent in the stock appreciation rights in stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the employee at the time it is received.

     In general, there will be no federal income tax deduction allowed to Toreador upon the grant or termination of stock appreciation rights. However, upon the exercise of a stock appreciation right, Toreador will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

     Section 409A of the Code will not apply to a stock appreciation right if: (i) the stock appreciation right’s exercise price is not less than the fair market value of Toreador’s stock at the time the stock appreciation right is granted; (ii) Toreador’s stock is traded on an established securities market; (iii) upon exercise of the stock appreciation right, the participant can only receive common stock of Toreador and (iv) the stock appreciation right does not include any deferral feature other than the deferral of income from the grant date until the exercise date.

     Other Awards. In the case of an award of restricted stock units, performance awards, dividend equivalent rights or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code. In that taxable year, Toreador will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.

Federal Tax Withholding

     Any ordinary income realized by an employee with respect to an award under the Plan is subject to withholding of federal, state and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act (“FICA”) and the Federal Unemployment Tax Act (“FUTA”).

     To satisfy federal income tax withholding requirements, Toreador will have the right to require that, as a condition to delivery of any certificate for common stock, the participant remit to Toreador an amount sufficient to satisfy the withholding requirements. Alternatively, Toreador may withhold a portion of the common stock (valued at fair market value) that otherwise would be issued to the participant or permit the participant to deliver shares of common stock that the participant has not acquired from Toreador within the prior six months to satisfy all or part of the withholding tax obligations.

     Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the common stock. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by Toreador to employees by January 31 of the succeeding year.

     Deferred compensation that is subject to Section 409A of the Code is subject to Federal income tax withholding if it does not conform with the requirements of Section 409A of the Code by January 1, 2006.

     According to Internal Revenue Service (“IRS”) Notice 2002-47, 2002-28 I.R.B. 97, the IRS’ current position is that it will not (1) assess FICA or FUTA taxes upon the exercise of an incentive option or the disposition of stock acquired by an employee pursuant to the exercise of an incentive option, and (2) will not treat the exercise of an incentive option, or the disposition of stock acquired by an employee pursuant to the exercise of an incentive option, as subject to federal income tax withholding. However, to the extent that a participant recognizes ordinary income due to the sale of common stock acquired by the exercise of an incentive option, the participant still must include compensation in income relating to the disposition of common stock acquired by the exercise of an incentive option. In addition, we must report on Form W-2 any payment to an employee (or former employee) that is at least $600 in a calendar year, even if the payment is not subject to federal income tax withholding.

Tax Consequences to Toreador

     To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters

     Toreador may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either the chief executive officer or is among one of the four other most highly-compensated officers for that taxable year as reported in Toreador’s proxy statement. The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. Toreador intends that benefits in the form of stock options, performance awards, stock appreciation rights, performance-based restricted stock and restricted stock units and performance based cash payments under other awards will be constructed so as to constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

     If a individual’s rights under the Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% Federal excise tax (in addition to Federal income tax) payable by the individual on the value of such accelerated rights, and (ii) the loss by Toreador of a compensation deduction.

     The Board of Directors recommends a vote FOR approval of the 2005 Long-Term Incentive Plan.

NEW PLAN BENEFITS

     The following table provides information with respect to restricted stock to be granted to the following individuals and groups pursuant to the Plan, if approved by the stockholders of Toreador. On November 16, 2004, the Compensation Committee approved these grants, subject to stockholder approval.

	2005 Long-Term Incentive Plan (1)
Name and Position	Dollar Value(2)	Units(3)
G. Thomas Graves III, President and Chief Executive Officer	$332,850	15,000
Douglas W. Weir, Vice President — Chief Financial Officer	$199,710	9,000
Michael J. FitzGerald, Vice President — Exploration and Development	$166,425	7,500
Executive Group	$698,985	31,500
Non-Executive Director Group(4)	$—	—
Non-Executive Officer Employee Group	$632,415	28,500

(1)	No awards have been made pursuant to the 2005 Long-Term Incentive Plan because the Plan remains subject to stockholder approval. Upon approval of the Plan by the Stockholders of Toreador, the respective awards of set forth above will be granted. Additional amounts ultimately allocated under the Plan are not determinable at this time. Likewise, it is not possible to provide information about specific additional grants of awards that may be made under the Plan.

(2)	Based on the closing sale price of $22.19 on December 31, 2004. The actual value of the shares of restricted stock cannot be determined until such shares vest.

(3)	All units set forth in the table above are grants of restricted stock.

(4)	In 2005, each non-employee Toreador director shall receive $30,000 aggregate value in Toreador equity. Such awards may be granted pursuant to the 2005 Long-Term Incentive Plan or such other Toreador equity plan as appropriate.

STOCKHOLDERS’ PROPOSALS

     It is currently contemplated that Toreador’s 2006 Annual Meeting of Stockholders will take place on May 18, 2006. Any stockholder who intends to present a proposal at the 2006 Annual Meeting of Stockholders, and who wishes to have a proposal included in Toreador’s proxy statement for that meeting, must deliver the proposal to Toreador’s Secretary at Toreador’s offices in Dallas, Texas, for receipt not later than December 20, 2005. A stockholder proposal submitted outside of the processes established in Regulation 14a-8 promulgated by the SEC will be considered untimely after January 19, 2006. All proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement for that meeting.

ANNUAL REPORT AND FINANCIAL STATEMENTS

     A record of Toreador’s activities is contained in the enclosed 2004 Annual Report to stockholders.

By Order of the Board of Directors,

John Mark McLaughlin
Chairman of the Board of Directors

APPENDIX A

TOREADOR RESOURCES CORPORATION
2005 LONG-TERM INCENTIVE PLAN

     The Toreador Resources Corporation 2005 Long-Term Incentive Plan (the “Plan”) was adopted by the Board of Directors of Toreador Resources Corporation, a Delaware corporation (the “Company”), effective as of May 19, 2005 (the “Effective Date”), subject to approval by the Company’s stockholders.

ARTICLE 1
PURPOSE

     The purpose of the Plan is to attract and retain the services of key Employees, key Consultants and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, whether granted singly, or in combination, or in tandem, that will

     (a) increase the interest of such persons in the Company’s welfare;

     (b) furnish an incentive to such persons to continue their services for the Company; and

     (c) provide a means through which the Company may attract able persons as employees, Consultants and Outside Directors.

     With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “1934 Act”). To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

ARTICLE 2
DEFINITIONS

     For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

     2.1 “Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Reload Option, Restricted Stock, SAR, Restricted Stock Units, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).

     2.2 “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

     2.3 “Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.

     2.4 “Board” means the board of directors of the Company.

     2.5 “Change in Control” means any one of the following, except as otherwise provided herein: (i) during any period of two (2) consecutive years, individuals who, at the beginning of such period constituted the entire Board, cease for any reason (other than death) to constitute a majority of the directors, unless the election, or the nomination for election, by the Company’s stockholders, of each new director was approved by a vote of a least a majority of the directors then still in office who were directors at the beginning of the period; (ii) any person or group of persons (i.e., two or more persons agreeing to act together for the purpose of acquiring, holding, voting or disposing of equity securities of the Company (other than any “group” deemed to exist by virtue of aggregating the number of securities beneficially owned by any or all of the current directors of the Company (and the “Affiliates” of such directors, as that term is defined below) serving as such as of Effective Date (collectively, the “Exempt Group”)) together with his or its Affiliates, becomes the beneficial owner, directly or indirectly, of 50.1% or more of the voting power of the Company’s then outstanding securities entitled generally to vote for the election of the Company’s directors; (iii) the merger or consolidation of the Company with or into any other entity if the Company is not the surviving entity (or the Company is the surviving entity but voting securities of the Company are exchanged for securities of any other entity) and any person or group of persons (other than the Exempt

Group), together with his or its Affiliates, is the beneficial owner, directly or indirectly, of 50.1% or more of the surviving entity’s then outstanding securities entitled generally to vote for the election of the surviving entity’s directors; or (iv) the sale of all or substantially all of the assets of the Company or the liquidation or dissolution of the Company. For purposes of this Section 2.5, the term “Affiliate” with respect to any person shall mean any person who directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified. Notwithstanding the foregoing provisions of this Section 2.5, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Change in Control” for purposes of such Award shall be the definition provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

     2.6 “Code” means the Internal Revenue Code of 1986, as amended.

     2.7 “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

     2.8 “Common Stock” means the common stock, par value $0.15625 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

     2.9 “Company” means Toreador Resources Corporation, a Delaware corporation, and any successor entity.

     2.10 “Consultant” means any person performing advisory or consulting services for the Company or a Subsidiary, with or without compensation, provided that bona fide services must be rendered by such person and such services shall not be rendered in connection with the offer or sale of securities in a capital raising transaction.

     2.11 “Corporation” means any entity that (i) is defined as a corporation under Section 7701 of the Code and (ii) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (ii) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.

     2.12 “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the 1934 Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

     2.13 “Dividend Equivalent Right” means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.

     2.14 “Employee” means a common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company.

     2.15 “Executive Officer” means an officer of the Company or a Subsidiary subject to Section 16 of the 1934 Act or a “covered employee” as defined in Section 162(m)(3) of the Code.

     2.16 “Fair Market Value” means, as of a particular date, (a) if the shares of Common Stock are listed on any established national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (b) if the shares of Common Stock are not so listed but are quoted on the Nasdaq National Market System, the closing sales price per share of Common Stock on the Nasdaq National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by Nasdaq, or, if not reported by Nasdaq, by the National Quotation Bureau, Inc., or (d) if none of the above is applicable, such amount as may be determined by the Committee (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock.

     2.17 “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Committee may utilize one or more Independent Third Parties.

     2.18 “Incentive” is defined in Section 2.1 of the Plan.

     2.19 “Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

     2.20 “Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

     2.21 “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

     2.22 “Other Award” means an Award issued pursuant to Section 6.9 of the Plan.

     2.23 “Outside Director” means a director of the Company who is not an Employee or a Consultant.

     2.24 “Participant” means an Employee, Consultant or Outside Director of the Company or a Subsidiary to whom an Award is granted under this Plan.

     2.25 “Plan” means this Toreador Resources Corporation 2005 Long-Term Incentive Plan, as amended from time to time.

     2.26 “Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.7 of the Plan.

     2.27 “Performance Goal” means any of the goals set forth in Section 6.10 of the Plan.

     2.28 “Reload Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option granted pursuant to Section 8.3(c) of the Plan.

     2.29 “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the 1934 Act.

     2.30 “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

     2.31 “Restricted Stock Units” means units awarded to Participants pursuant to Section 6.6 of the Plan, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.

     2.32 “Retirement” means any Termination of Service solely due to retirement upon or after attainment of age sixty-five (65), or permitted early retirement as determined by the Committee.

     2.33 “SAR” or “stock appreciation right” means the right to receive an amount, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.

     2.34 “SAR Price” means the exercise price or conversion price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.

     2.35 “Stock Option” means a Nonqualified Stock Option, a Reload Stock Option or an Incentive Stock Option.

     2.36 “Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

     2.37 “Termination of Service” occurs when a Participant who is (i) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (ii) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason; or (iii) a Consultant of the Company or a Subsidiary ceases to serve as a Consultant of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or Consultant or vice versa. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option. Notwithstanding the foregoing provisions of this Section 2.37, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

     2.38 “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder which prevents the Participant from performing his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the foregoing provisions of this Section 2.38, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

ARTICLE 3
ADMINISTRATION

     3.1 General Administration; Establishment of Committee. Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the “Committee”). The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

     Membership on the Committee shall be limited to those members of the Board who are “outside directors” under Section 162(m) of the Code and “non-employee directors” as defined in Rule 16b-3 promulgated under the 1934 Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

     3.2 Designation of Participants and Awards.

     (a) The Committee or the Board shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

     (b) Notwithstanding Subsection 3.2(a), the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an “Authorized Officer”) to (i) designate one or more Employees as eligible persons to whom Awards will be granted under the Plan and (ii) determine the number of shares of Common Stock that will be subject to such Awards; provided, however, that the resolution of the Board granting such authority shall (x) specify the total number of shares of Common Stock that may be made subject to the Awards, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Awards, and (z) not authorize an officer to designate himself as a recipient of any Award.

     3.3 Authority of the Committee. The Committee, in its discretion, shall (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, (iii) establish performance goals for an Award and certify the extent of their achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. The Committee’s discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

     The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

     With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the 1934 Act, Section 422 of the Code, Section 162(m) of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other applicable law, rule or restriction (collectively, “applicable law”), to the extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

ARTICLE 4
ELIGIBILITY

     Any Employee (including an Employee who is also a director or an officer), Consultant or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a corporation shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Consultant or Outside Director of the Company or any Subsidiary. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards granted at different times need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation determinations of which Employees, Consultants or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

ARTICLE 5
SHARES SUBJECT TO PLAN

     5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12 of the Plan, the maximum number of shares of Common Stock that may be delivered pursuant to Awards, other than Incentive Stock Options, granted under the Plan is 250,000 shares, and the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options is 100,000 shares. Subject to adjustment pursuant to Articles 11 and 12, no Executive Officer may receive in any calendar year (i) Stock Options or SARs relating to more than 20,000 shares of Common Stock, or (ii) Restricted Stock, Restricted Stock Units, Performance Awards or Other Awards that are subject to the attainment of Performance Goals relating to more than 20,000 shares of Common Stock; provided, however, that all such Awards to any Executive Officer during any calendar year shall not exceed an aggregate of more than 40,000 shares of Common Stock. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

     5.2 Reuse of Shares. To the extent that any Award under this Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award or stock option so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan. In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option granted under this Plan, the number of shares of Common Stock available for future Awards under this Plan shall be reduced only by the net number of shares of Common Stock issued upon the exercise of the Stock Option. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock. Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash. Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company, shares canceled on account of termination, expiration or lapse of an Award, shares surrendered in payment of the exercise price of an option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 5.1(a) above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.

ARTICLE 6
GRANT OF AWARDS

     6.1 In General.

     (a) The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but not inconsistent with the Plan. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan. The Plan shall be submitted to the Company’s stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval. Any such Award granted prior to such stockholder approval shall be made subject to such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

     (b) If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

     (c) Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

     6.2 Option Price. The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least 110% of the Fair Market Value of the Common Stock on the Date of Grant.

     6.3 Maximum ISO Grants. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.

     6.4 Restricted Stock. If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement: (i) the number of shares of Common Stock awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (iii) the time or times within which such Award may be subject to forfeiture, (iv) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan. The provisions of Restricted Stock need not be the same with respect to each Participant.

     (a) Legend on Shares. Each Participant who is awarded or receives Restricted Stock shall be issued a stock certificate or certificates in respect of such shares of Common Stock. Such certificate(s) shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.9 of the Plan.

     (b) Restrictions and Conditions. Shares of Restricted Stock shall be subject to the following restrictions and conditions:

     (i) Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

     (ii) Except as provided in sub-paragraph (i) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed in such shares of Common Stock by the applicable Award Agreement or other agreement have expired. Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that each Participant, in connection with the issuance of a certificate for Restricted Stock, shall endorse such certificate in blank or execute a stock power in form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.

     (iii) The Restriction Period of Restricted Stock shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on such Performance Goals, as may be determined by the Committee in its sole discretion.

     (iv) Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (i) the Company shall be obligated to, or (ii) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

     6.5 SARs. The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option. SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof. In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the agreement granting the SAR), by (ii) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock. The SAR Price for any share of Common Stock subject to a SAR may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.

     6.6 Restricted Stock Units. Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. Restricted Stock

Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.

     6.7 Performance Awards.

     (a) The Committee may grant Performance Awards to any Participant upon such terms and conditions as shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. Each Performance Award shall have its own terms and conditions. At the time of the grant of a Performance Award intended to satisfy the requirements of Section 162(m) of the Code (other than a Stock Option) and to the extent permitted under Section 162(m) of the Code and the regulations issued thereunder, the Committee:

     (i) shall provide for the manner in which the Performance Goals shall be reduced to take into account the negative effect on the attained levels of the Performance Goals which result from specified corporate transactions, extraordinary events, accounting changes and other similar occurrences, so long as those transactions, events, changes and occurrences were not certain at the time the Performance Goal was initially established and the amount of the Performance Award for any Participant is not increased, unless the reduction in the Performance Goals would reduce or eliminate the amount of the Performance Award, and the Committee determines not to make such reduction; and

     (ii) may provide for the manner in which the Performance Goals will be measured in light of specified corporate transactions, extraordinary events, accounting changes and other similar occurrences, to the extent those transactions, events, changes and occurrences have a positive effect on the attained levels of the Performance Goals, so long as the Committee’s actions do not increase the amount of the Performance Award for any Participant.

     The determination of the amount of any reduction in the Performance Goals shall be made by the Committee in consultation with the Company’s independent auditor or compensation consultant. With respect to a Performance Award that is not intended to satisfy the requirements of Section 162(m) of the Code, if the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

     (b) Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company for a specified period of time. Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof. If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

     6.8 Dividend Equivalent Rights. The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

     6.9 Other Awards. The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan. The terms and conditions of such other form of Award shall be specified by the grant. Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

     6.10 Performance Goals. Awards of Restricted Stock, Restricted Stock Units, Performance Award and Other Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria within the meaning of Section 162(m) of the Code may consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, or (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Management Discussion and Analysis section of the Company’s annual report. However, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.

     6.11 Tandem Awards. The Committee may grant two or more Incentives in one Award in the form of a “tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and a SAR are issued in a tandem Award, and the Participant exercises the SAR with respect to 100 shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of 100 shares of Common Stock

ARTICLE 7
AWARD PERIOD; VESTING

     7.1 Award Period. Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

     7.2 Vesting. The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

ARTICLE 8
EXERCISE OR CONVERSION OF INCENTIVE

     8.1 In General. A vested Incentive may be exercised or converted during its Award Period, subject to limitations and restrictions set forth in the Award Agreement

     8.2 Securities Law and Exchange Restrictions. In no event may an Incentive be exercised or shares of Common Stock be issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

     8.3 Exercise of Stock Option.

     (a) In General. If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

     (b) Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (a) cash or check, bank draft, or money order payable to the order of the Company, (b) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (c) by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option with an Option Price equal to the value of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered.

     (c) Reload Stock Options. In the event that shares of Common Stock are delivered by a Participant in payment of all or a portion of the exercise price of a Stock Option as set forth in Section 8.3(b) above and/or shares of Common Stock are delivered to or withheld by the Company in satisfaction of the Company’s tax withholding obligations upon exercise in accordance with Section 15.6 of the Plan, then, subject to Article 10 of the Plan, the Committee may authorize the automatic grant to a Participant so exercising a Nonqualified Stock Option, a replacement Nonqualified Stock Option, and to a Participant so exercising an Incentive Stock Option, a replacement Incentive Stock Option (in either case, a “Reload Stock Option”), to purchase that number of shares so delivered to or withheld by the Company, as the case may be, at an option exercise price equal to the Fair Market Value per share of the Common Stock on the date of exercise of the original Stock Option (subject to the provisions of the Plan regarding Incentive Stock Options and, in any event not less than the par value per share of the Common Stock). The option period for a Reload Stock Option will commence on its Date of Grant and expire on the expiration date of the original Stock Option it replaces (subject to the provisions of the Plan regarding Incentive Stock Options), after which period the Reload Stock Option cannot be exercised. The Date of Grant of a Reload Stock Option shall be the date that the Stock Option it replaces is exercised. A Reload Stock Option shall automatically vest and be exercisable in full after the expiration of six (6) months from its Date of Grant. It shall be a condition to the grant of a Reload Stock Option that promptly after its Date of Grant, a stock option agreement shall be delivered to the Participant and executed by the Participant and the Company which sets forth the total number of shares subject to the Reload Stock Option, the option exercise price, the option period of the Reload Stock Option and such other terms and provisions as are consistent with the Plan.

     (d) Issuance of Certificate. Except as otherwise provided in Section 6.4 of the Plan (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause certificates for the Common Stock then being purchased to be delivered as directed by the Participant (or the person exercising the Participant’s Stock Option in the event of his death) at its principal business office promptly after the Exercise Date; provided that if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. The obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

     (e) Failure to Pay. Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Company.

     8.4 SARs. Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the Committee, and subject to the terms of the Award Agreement:

     (i) cash in an amount equal to the excess (if any) of the Fair Market Value (as of the date of the exercise, or if provided in the Award Agreement, conversion, of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered;

     (ii) that number of shares of Common Stock having an aggregate Fair Market Value (as of the date of the exercise, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests; or

     (iii) the Company may settle such obligation in part with shares of Common Stock and in part with cash.

The distribution of any cash or Common Stock pursuant to the foregoing sentence shall be made at such time as set forth in the Award Agreement.

     8.5 Disqualifying Disposition of Incentive Stock Option. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

ARTICLE 9
AMENDMENT OR DISCONTINUANCE

     Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which stockholder approval is required either (i) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (ii) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections; shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

ARTICLE 10
TERM

     The Plan shall be effective from the date that this Plan is approved by the Board. Unless sooner terminated by action of the Board, the Plan will terminate on May 19, 2015, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

ARTICLE 11
CAPITAL ADJUSTMENTS

     In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of the (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under Section 5.1 of the Plan, (iv) the Option Price of each outstanding Award, (v) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4 of the Plan, and (vi) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. In lieu of the foregoing, if deemed appropriate, the Committee may make provision for a cash payment to the holder of an outstanding Award. Notwithstanding the foregoing, no such adjustment or cash payment shall be made or authorized to the extent that such adjustment or cash payment would cause the Plan or any Stock Option to violate Section 422 of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

     Upon the occurrence of any such adjustment or cash payment, the Company shall provide notice to each affected Participant of its computation of such adjustment or cash payment which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 12
RECAPITALIZATION, MERGER AND CONSOLIDATION

     12.1 No Effect on Company’s Authority. The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     12.2 Conversion of Incentives Where Company Survives. Subject to any required action by the stockholders and except as otherwise provided by Section 12.4 of the Plan or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

     12.3 Exchange or Cancellation of Incentives Where Company Does Not Survive. Except as otherwise provided by Section 12.4 of the Plan or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

     12.4 Cancellation of Incentives. Notwithstanding the provisions of Sections 12.2 and 12.3 of the Plan, and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

     (a) giving notice to each holder thereof or his personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares and, permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

     (b) in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

     (c) An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) of the Plan.

ARTICLE 13
LIQUIDATION OR DISSOLUTION

     Subject to Section 12.4 of the Plan, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 of the Plan.

ARTICLE 14
INCENTIVES IN SUBSTITUTION FOR
INCENTIVES GRANTED BY OTHER ENTITIES

     Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, consultants or directors of a corporation, partnership, or limited liability company who become or are about to become Employees, Consultants or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Incentives in substitution for which they are granted.

ARTICLE 15
MISCELLANEOUS PROVISIONS

     15.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

     15.2 No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

     15.3 Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

     15.4 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

     15.5 Compliance With Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the 1934 Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

     15.6 Tax Requirements. The Company or, if applicable, any Subsidiary (for purposes of this Section 15.6, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any Federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award. Such payments shall be required to be made when requested by Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock. Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the Company; (ii) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.

     15.7 Assignability. Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.7 that is not required for compliance with Section 422 of the Code.

     Except as otherwise provided herein, Nonqualified Stock Options and SARs may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. The Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option or SAR to be granted to a Participant on terms which permit transfer by such Participant to (i) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by Immediate Family Members, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option or SAR is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section 15.7, and

(z) subsequent transfers of transferred Nonqualified Stock Options or SARs shall be prohibited except those by will or the laws of descent and distribution.

     Following any transfer, any such Nonqualified Stock Option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 of the Plan the term “Participant” shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options and SARs shall be exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Stock Option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option or SAR that has been transferred by a Participant under this Section 15.7.

     15.8 Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

     15.9 Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain Toreador Resources Corporation 2005 Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company in Dallas, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”

     The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

     A copy of this Plan shall be kept on file in the principal office of the Company in Dallas, Texas.

* * * * *

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of May 19, 2005, by its Chief Executive Officer and Secretary pursuant to prior action taken by the Board.

TOREADOR RESOURCES CORPORATION

By:

Name:

Title:

Attest:

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

TOREADOR RESOURCES CORPORATION
4809 COLE AVENUE
SUITE 108
DALLAS, TEXAS 75205

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
FOR THE ANNUAL MEETING ON MAY 19, 2005

      The undersigned hereby constitutes and appoints G. Thomas Graves III and Douglas W. Weir, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent and to vote, as designated on this proxy card, all of the shares of common stock of Toreador Resources Corporation held of record by the undersigned on April 4, 2005, at the Annual Meeting of Stockholders to be held at the offices of Haynes and Boone, LLP, 901 Main Street, Suite 2900, Dallas, Texas 75202, on Thursday, May 19, 2005, and at any adjournments or postponements thereof, on all matters coming before said meeting, and especially to vote on the items of business specified on the reverse side, as more fully described in the notice of the meeting dated April 19, 2005 and the proxy statement accompanying such notice.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (I) FOR ALL THE NOMINEES FOR DIRECTOR AND (II) FOR THE APPROVAL OF THE 2005 LONG-TERM INCENTIVE PLAN AND (III) IN THE DISCRETION OF THE PROXY, ON ANY OTHER BUSINESS THAT PROPERLY COMES BEFORE THE MEETING.

      YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOX (SEE REVERSE) BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

(Continued, and to be marked, dated and signed, on the other side)

TOREADOR RESOURCES CORPORATION

■	You can now vote your shares electronically through the Internet or the telephone.
■	This eliminates the need to return the proxy card.
■	Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

TO VOTE YOUR PROXY BY INTERNET
www.continentalstock.com

Have your proxy card in hand when you access the above web site. You will be prompted to enter the company number, proxy number and account number to create an electronic ballot. Follow the prompts to vote your shares.

TO VOTE YOUR PROXY BY MAIL

Mark, sign and date your proxy card below, detach it and return it in the postage-paid envelope provided.

TO VOTE YOUR PROXY BY PHONE
1-866-894-0537

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter the company number, proxy number and account number. Follow the voting instruction to vote your shares.

PLEASE DO NOT RETURN THE CARD BELOW IF VOTED
ELECTRONICALLY

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

Please mark your votes like this	☒

1. Election of Directors

	FOR all nominees	WITHHOLD
	listed to the left	AUTHORITY to vote
	(except as marked to	for all nominees listed
	the contrary below)	to the left
01 David M. Brewer, 02 Herbert L. Brewer, 03 Peter L. Falb, 04 G. Thomas Graves III,	☐	☐
05 Thomas P. Kellogg, Jr., 06 William I. Lee, 07 John Mark McLaughlin, 08 H.R. Sanders, Jr.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee’s name in the space provided below.)

2.	Proposal to approve the 2005 Long-Term Incentive Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

The undersigned hereby revokes any proxy or proxies previously given to represent or vote such common stock and hereby ratifies and confirms all actions that said proxy, his substitutes, or any of them, may lawfully take in accordance with the terms hereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE STAMPED, PRE-ADDRESSED ENVELOPE ENCLOSED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OR CANADA.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

SIGNATURE(S)	DATE:

NOTE: Please sign exactly as your name appears herein. Joint owners should each sign. When signing as executor, administrator, trustee or guardian, please indicate your full title as such